Listing Report:Supplement No. 45 dated Sep 04, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 410573
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$23,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 36.62%	Starting monthly payment:	$1,040.43

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1994	Debt/Income ratio:	41%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	20 / 13	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	46	Length of status:	9y 3m
Amount delinquent:	$691	Revolving credit balance:	$26,548	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	AnyLoanAnyReason	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	740-760 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	680-700 (Aug-2007)
Principal balance:	$1,114.19	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Consolidation Loan
Purpose of loan:
Ive got some of my own money in Prosper. Now im looking to consolidate some of my other cards.

My financial situation:

Looking for a loan based on my previous payment history. Lowest rate possible. Im trying to pay of my fathers high interest credit card from when he was in the hospital, I'm currently paying down a total of 20k at over 20 perecnt interest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418489
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.38%	Starting borrower rate/APR:	12.38% / 14.52%	Starting monthly payment:	$233.77

Auction yield range:	4.18% - 11.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1996	Debt/Income ratio:	48%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$23,837	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	whitsend	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	30 ( 100% )	700-720 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	700-720 (Jul-2009) 680-700 (Apr-2008) 660-680 (Dec-2007) 680-700 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Lowering my interest rate
Bank of America recently jacked up my interest rate to 29.99% on a balance of $6800.

This loan will be used to payoff BofA and reduce the interest on this balance.
My current monthly payment to BofA is $235 so the payment will be the same.

My wife and I both have stable jobs. I have been on my job as IT Director for almost seven years and she has been at her job as assistant administrator for about 12 years. Our combined income last year was $120,000.

Thanks,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418585
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.50%	Starting borrower rate/APR:	21.50% / 23.76%	Starting monthly payment:	$758.65

Auction yield range:	17.18% - 20.50%	Estimated loss impact:	19.16%
Lender servicing fee:	1.00%	Estimated return:	1.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1996	Debt/Income ratio:	45%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	39	Length of status:	1y 2m
Amount delinquent:	$704	Revolving credit balance:	$29,533	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	camaraderi-injector	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest rate cards
Purpose of loan:
This loan will be used to pay off Home Depot, Sears, JC Penney, Mastercard and Visa.?

My financial situation:

I am a good candidate for this loan because I have been able to make more than just the minimum payments on my credit cards.? I have a couple of no interest for a year promotions that are coming up in August and October and I know that will raise my minimum payments at Home Depot.? If I can get this loan I'll be able to avoid paying those high interest rates.? I have never had a bankruptcy and I do not ever want to file for one.? So far I have been able to make my payments, if the interest is low, I am sure I can afford to make my payments to Prosper.

If you have any questions I will be happy to answer them. Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421461
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$102.72

Auction yield range:	17.18% - 26.49%	Estimated loss impact:	20.54%
Lender servicing fee:	1.00%	Estimated return:	5.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1994	Debt/Income ratio:	29%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	13y 0m
Amount delinquent:	$0	Revolving credit balance:	$13,733	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	103%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	3
Screen name:	lancer1234	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 91% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 9% )	640-660 (Aug-2008)
Principal balance:	$1,564.95	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Helping children with college
Purpose of loan:
This loan will be used to?? I currently have two daughters in college. Money needed to help with costs that grants? do not cover.

My financial situation:
I am a good candidate for this loan because??? 6 years ago, had a major medical crisis.? I was out of work for approx.10 months. I had to file bankruptcy.? Now that?I am back on my feet, I have obtained credit, but it is usually at a higher interest rate.? I am hoping to obtain a loan at a decent rate.? I have two daughters in college and just recently, it has become very difficult to get a student loan to help with the cost.

Monthly net income: $ 3210

Monthly expenses: $
??Housing: $ 950
??Insurance: $?150??Car expenses: $ 350
??Utilities: $ 85
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 185
??Credit cards and other loans: $150
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422405
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$544.02

Auction yield range:	17.18% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1985	Debt/Income ratio:	72%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	10 / 8	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$9,570	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	johnson-loews48	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards and home loans
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $1,500

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $ 125
??Utilities: $ 75
??Phone, cable, internet: $ 125
??Food, entertainment: $?100
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 200
??Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422415
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,400.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$233.04

Auction yield range:	11.18% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-2004	Debt/Income ratio:	25%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$23,966	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	youthful-loot	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get Truck Ready for Upcoming Work
Purpose of loan:
At age 25 I have been part owner of a trucking business for over 3 years.? Due to the bad economy, we had to sideline one of our three trucks.? I have found reliable, year round work for it that will begin in about a month.? I am planning on using the loan to buy registration, new brakes, and tires.? The remaining funds will help with fuel until the first check comes.

My financial situation:
In addition to my business, I have a nine to five job as a mechanical engineer.?? My personal income is $51000 a year.

My Promise:
I am a honest person.? I will honor my commitment and repay these funds.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422499
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1994	Debt/Income ratio:	142%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	0 / 0	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	gentle-community1	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need $$$ for Chiropractic Business
I am a Doctor of Chiropractic who was recently hired at a chiropractic clinic here in Orem, Utah. I need some start-up capital so that I may use an outstanding system of marketing which will help me to acquire and retain new chiropractic patients. This will be an initial $500.00 investment plus $200.00 per month for a year. Basically, I need a loan for $3,000.00. This loan will cover all of the expense for this outstanding marketing system. Using a loan calculator, the $3,000.00 @ 35% interest for 36 months would cost me $135.71 per month.? I will be able to easily pay the monthly payment at this?interest rate.??My Pizza Hut part time job pays me $12.00 to $15.00 per hour. It would only take 11?of my Pizza Hut hours per month to be able to make every payment on time. I will also be able to pay more as I get patients from using this system. This will ensure that you will be fully paid off without default. If I just receive 10 new patients for the first month (the first visit, including examination, will be $50.00, and the second and third visits @ $30.00 per?visit), I would make $1,100.00. If I receive 10 new patients for the second month (with a retention of 5 of the 10 new patients from last month for two visits @ $30.00 per visit), then I would earn $1,400.00 for the second month. At this conservative rate, I would be able to make the following: $1,700.00 for the third month; $2,000.00 for the fourth month; $2,300.00 for the fifth month; $2,600.00 for the sixth month; $2,900.00 for the seventh month; $3,200.00 for the eighth month; $3,500.00 for the ninth month; $3,800.00 for the tenth month;$4,100.00 for the eleventh month; and $4,400.00 for the twelfth month. This does not include all of the referrals that I will receive from these patients. I will thus be able to pay off my Prosper loan in a timely manner without default.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422553
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$178.30

Auction yield range:	17.18% - 29.00%	Estimated loss impact:	20.69%
Lender servicing fee:	1.00%	Estimated return:	8.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2005	Debt/Income ratio:	25%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,187	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	acsrgeek	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,200.00	< mo. late:	0 ( 0% )	520-540 (Apr-2008)
Principal balance:	$1,595.98	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Consolidate Medical+Prosper+CCs
Purpose of loan:
This loan will be used to?
Consolidate my ultrasound bill, existing Prosper loan, and 4 different credit cards into a lower interest rate over 36 months.
My financial situation:
I am a good candidate for this loan because?
My career move to come to Springfield, MO was a success. Approximately a year later, our client has considered our site to be the number one site in terms of metrics performance for 8 out of 10 months so far. Currently, I'm working on my process improvement/Six Sigma certification, and expect a pay raise once my training is complete.

As far as payment history, I have paid on time for over a year on the debts that I intend to consolidate (a total of approximately $271 per month). Since this move would lower my monthly payment, it would give me the ability to pay down other debt faster, or even to pay down the requested consolidation loan that I am requesting here.

Lastly, I owe a great thanks to the people who first offered funding for my first Prosper experience. This venture has vastly improved my quality of life. According to Experian when I went to a credit report site, my FICO is 667. I'm really not sure why my Prosper profile shows me in a lower range than that though.

Monthly net income: $ 1925.80 (Minimum)Monthly expenses: $ 1310.42
? Housing: $ 565
? Insurance: $ 70.67 (Auto) + 16.42 (Renters)
? Car expenses: $ 11.66 (OC Allowance) + 65 (Fuel)
? Utilities: $ 45 (Free water, sewer, trash where I live)
? Phone, cable, internet: $ 86 (Cell) + Free Cable & Internet w/ where I live
? Food, entertainment: $ 150
? Clothing, household expenses $ See the line above. I wrap that all into one field in my budget. I LOVE the cost of living here.
? Credit cards and other loans: $ 300.67
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422559
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$806.68

Auction yield range:	8.18% - 9.00%	Estimated loss impact:	8.68%
Lender servicing fee:	1.00%	Estimated return:	0.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1992	Debt/Income ratio:	24%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	10y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,989	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	red-treasure-labyrinth	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Family Business Debt
Purpose of loan:
Pay off debt for our family business.? My husband is a buidling contractor, and before January of 2009, we had four houses vacant.? We were fortunate in that we sold three of those houses, and we moved in to the last of the four.? However, we had to sell these homes for less than we would have liked due to the downturn of the housing market.? We were unable to pay all of the debt from the sale of these homes and have been loyaly making payments to our creditors since these sales.? If I can aquire a loan for 10%, I can pay off these creditors, and my family can save $600 a month.
My financial situation:
I am a good candidate for this loan because as a tenure teacher, my job is secure.? Additionally, I have paid for all of my debts in a timely fashion.? Most importantly, if my debts to construction creditors are paid, our family business will continue.? This continuance will allow me more?financial freedom which will help our overall economy?grow.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422565
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.11%	Starting borrower rate/APR:	22.11% / 24.38%	Starting monthly payment:	$191.24

Auction yield range:	8.18% - 21.11%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1996	Debt/Income ratio:	30%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$29,675	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	fairness-candy	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Project
Purpose of loan:
This loan will be used to fund home improvement projects.?

My financial situation:
I am a good candidate for this loan because my ability to repay and earning potential?are high.? CPAs are always in demand, so there is job security with my profession.

Monthly net income: $ 4,000

Monthly expenses: $
??Housing: $ 1,180
??Insurance: $ 100
??Car expenses: $ 400?
??Utilities: $ 70
??Phone, cable, internet: $ 90
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422577
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.87%	Starting monthly payment:	$65.69

Auction yield range:	11.18% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1997	Debt/Income ratio:	39%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	31	Length of status:	3y 11m
Amount delinquent:	$48	Revolving credit balance:	$20,491	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	respectful-reward8	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING FOR MY WEDDING
Purpose of loan:
This loan will be used to? help pay for the rest of?our wedding. I am getting married on November 7th of this year. We still have a lot to pay for in the next?10 weeks: the photographer, dj, and florist just to name a few.

My financial situation:
I am a good candidate for this loan because? I just need a little boost to help take care of?our wedding cost. I am a committed and reliable person that believes in taking responsibility for my finances. My fiance?has taken a huge cut in hours at his job this year?due to the economy, and this loan would really help us out.??I work full time as a Store Manager and District Trainer for Chicos FAS, a women's clothing and accessory retailer. I have been with them for?almost 4 years!?
Monthly net income: $ 3400.00

Monthly expenses: $
??Housing: $?345.00
??Insurance: $ 71.00
??Car expenses: $ 446.00
??Utilities: $ 175.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $?450.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422595
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$98.76

Auction yield range:	4.18% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1991	Debt/Income ratio:	69%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$11,081	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	telescope864	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting a cleaning business
Purpose of loan:
This loan will be used to fund the start up of a environmentally responsible (eco-friendly) residential and commercial cleaning business. Money from the loan will go toward purchasing equipment, initial advertising, website development, print materials, insurance and bonding, and a little extra for unanticipated expenses. I have researched my market and I have created a business plan. I look forward to owning my own business and nurturing it to success. Help me live the American dream.

My financial situation:
I have a bachelor's degree, and my sister and I were the first women in our family to go to college. During the course of my education I racked up a lot of student loans. However, even though my debt to income ratio is high, I am diligent and honest in repaying anything that does not belong to me. I have never been late on a car payment or rent payment. My sincere gratitude for money I am loaned always motivates me to repay on time.

Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422601
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1989	Debt/Income ratio:	3%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	11	Total credit lines:	50	Length of status:	9y 5m
Amount delinquent:	$6,487	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	44	Homeownership:	No
Inquiries last 6m:	2
Screen name:	profit-winner281	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help daughter w/ college expenses
The purpose of the loan is to help our daughter with college expenses not covered by finaicial aid.?I am a good candidate for the loan because I have steady employment and a low debt to income ratio.??I am honest and hard working and will repay the loan.?I am current on all my bills, but my credit shows I am delinquent, but with 0 balances on my accounts.? I filed a bankruptcy two years ago, and it is?difficult to next to impossible to get a?personal loan. I am willing to answer any questions you may have.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422613
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.13%	Starting borrower rate/APR:	9.13% / 12.67%	Starting monthly payment:	$31.86

Auction yield range:	3.18% - 8.13%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jul-1991	Debt/Income ratio:	4%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,697	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	contract-phase	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car repair
Purpose of loan:
This loan will be used to? make repairs on my car which is 10 + yrs old, ?such as replacing the radiator which has a crack developing but has not gotten critical.
In addtion the timing belt is long over due in being replaced

My financial situation:
I am a good candidate for this loan because? I have steady employment and remain current on all my financial obligations.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422619
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	14.18% - 19.00%	Estimated loss impact:	14.84%
Lender servicing fee:	1.00%	Estimated return:	4.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1997	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	6 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$17,969	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	worldly-velocity	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Liquidity for investment
Purpose of loan:
To give me the required liquidity I need to transition from a College graduate living at home to an adult moving out into world on his own early next year.
My financial situation:
- I'm young; ambitious, energetic.
- A history of timely payments verifiable through my credit score.
- Credibility: Zero debt w/ college fully paid for.
- A full time job.
- Minimal bills until early next year (still live at home).

Monthly net income: $ variable (server) $800 - 1200

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $? 120
??Food, entertainment: $? 100 - 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 0
??Other expenses: $80 (Health Insurance)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422631
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.56%	Starting borrower rate/APR:	26.56% / 28.89%	Starting monthly payment:	$1,014.74

Auction yield range:	8.18% - 25.56%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1998	Debt/Income ratio:	>1000%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	8 / 3	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wise-nimble-listing	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Another avenue to the Runway
The purpose of this loan is to pay for the tuition for a fashion design program at one of the most prestigious fashion schools in Europe. The name of the school is Istituto Marangoni.

The ability to be a student and be open to the creative process among other international students at one of the fashion capitals of the world would further enrich my life and career. I definitely have a flair for fashion. I have a natural aptitude at drawing. I have awards, portfolios, accolades from high school and college that can attest to my sketching ability. This combination of vision, talent, and worldliness will allow me to confidently design from conception to production.

This is my last resort to fulfill a dream that I have wanted to keep alive since I was a little girl. My contacts abroad have told me that this school is the best. In fact, there is a Marangoni alum, Nicole Brundage, who appears to have a similar background and currently designs for Salvatore Ferragamo. How can I refuse the opportunity of a lifetime?

I do not have any debt. I fully understand the responsibilities of incurring it and repaying. I have never asked anyone for more than 20 dollars so this is a big request for me. Thank you for your consideration!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422643
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$483.13

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1977	Debt/Income ratio:	24%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	53	Length of status:	9y 10m
Amount delinquent:	$26,855	Revolving credit balance:	$28,094	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	28	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	greenback-upholder2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422649
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	4.00%	Starting borrower rate/APR:	5.00% / 7.05%	Starting monthly payment:	$449.56

Auction yield range:	3.18% - 4.00%	Estimated loss impact:	1.49%
Lender servicing fee:	1.00%	Estimated return:	2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1992	Debt/Income ratio:	7%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$16,179	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	upright-finance	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate debt?of 3 credit cards.?
My financial situation:
I am a good candidate for this loan because I have been employed for over 7 years with same employer and can easily make the monthly payments.
Currently, I am paying a weighted average of roughly 10% on my outstanding credit card debt and believe that in the current ZIRP world we live in that
5 to 6% is a fair rate.? I am layup, low risk loan candidate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422661
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	3 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	10y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	investment-samaritan	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Software Develop. School
Purpose of loan:
This loan will be used to get trained Indiana's most in demand career, .NET Software Developer Career.

My financial situation:
I have received a $14,000 scholarship for this school and need to finance $5,000. I am a good candidate for this loan because I pay my bills on time.

Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 1012
??Insurance: $ 383
??Car expenses: $ 450
??Utilities: $?200
??Phone, cable, internet: $ 200????
??Food, entertainment: $?500
??Clothing, household expenses $ 200
??Credit cards and other loans: $
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422665
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1984	Debt/Income ratio:	26%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	3 / 5	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	41	Length of status:	1y 5m
Amount delinquent:	$609	Revolving credit balance:	$1,307	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	113%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	27	Homeownership:	No
Inquiries last 6m:	2
Screen name:	samiejo	Borrower's state:	Minnesota	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 82% )	600-620 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	3 ( 18% )	620-640 (Oct-2008) 580-600 (Aug-2008) 580-600 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Single Mom wants to get out of debt
Purpose of loan:
This loan will be used to?

I am a newly single mom that is trying to get her life back on track. I have some debt that needs to be consolidated so I am looking at this opportunity to start my life over. I have 2 teenagers that will need me to keep them on track to finish school and grow up and go to college. I can't take a second job because I need to be at home to give them direction and keep them out of trouble.

My financial situation:
I am a good candidate for this loan because? I paid my loan off with Prosper and am in good standings with it. I am dedicated to paying this loan off just like the one that?I currently had with Prosper. The last loan I had with Prosper I paid it off early. Please help me consolidate my debt and start a new life as a single mom. I am not getting anything from my ex husband so I need this loan to help me stay on track.

Monthly net income: $ 4,400.00

Monthly expenses: $
??Housing: $?500.00
??Insurance: $ 0
??Car expenses: $0
??Utilities: $ 100.00
??Phone, cable, internet: $200.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $0
??Credit cards and other loans: $ 1100.00
??Other expenses (sports for the children): $600.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422673
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	27.23%	Starting borrower rate/APR:	28.23% / 30.85%	Starting monthly payment:	$62.23

Auction yield range:	14.18% - 27.23%	Estimated loss impact:	15.24%
Lender servicing fee:	1.00%	Estimated return:	11.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1991	Debt/Income ratio:	15%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	30y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,771	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	49	Homeownership:	No
Inquiries last 6m:	1
Screen name:	magical-openness6	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off medical bill
Purpose of loan:
This loan is to pay of a medical bill and a couple of other small bills.

My financial situation:
I am a good canidate to pay this loan back because I have been working between 50 and 60 hours a week and I get time and a half for anything over 40 hours. Plus I did a bankruptcy a year and a half ago so I can't do one again for seven years and I have been paying my bills.

Monthly net income: $ 2000-2500

Monthly expenses: $
??Housing: $ 600
??Insurance: $130
??Car expenses: $ gasoline 50-75
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 50-100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 250
??Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422679
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$69.33

Auction yield range:	8.18% - 14.00%	Estimated loss impact:	8.31%
Lender servicing fee:	1.00%	Estimated return:	5.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-2006	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,805	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	vibrant-rate	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Textbooks and Laptop
Purpose of loan:
This loan will be used to purchase used textbooks and a cheap Dell Laptop for school.

My financial situation:
I am a good candidate for this loan because I am close to graduation and already have a great entry level job waiting for me in December. I have been working and paying for school at the same time for a couple years, but I have a tough class load this semester and need to focus 100% to graduate. I also have a Roth IRA with equities I can use as collateral to borrow from if needed to pay back any debts. I have never been late or defaulted on any payments. My parents were willing to pay for all expenses but I decided to take the initiative to secure funding on my own. Worst comes to worst, they will bail me out and satisfy this loan agreement.
Thank you for looking.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422685
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,450.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.83%	Starting monthly payment:	$65.59

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1992	Debt/Income ratio:	30%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	19 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	70	Length of status:	3y 5m
Amount delinquent:	$220	Revolving credit balance:	$4,752	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	2
Screen name:	security4002	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	53 ( 100% )	640-660 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	0 ( 0% )	640-660 (Jul-2009) 620-640 (Mar-2008) 620-640 (Dec-2007) 620-640 (Nov-2007)
Principal balance:	$3,249.58	1+ mo. late:	0 ( 0% )
Total payments billed:	53
Description
2 high rate cards
Purpose of loan:
This loan will be used to? Pay off two of my credit cards..

My financial situation:
I am a good candidate for this loan because? I pay my bills on time and never late..Don't just pay the min i pay more than the min..I have 2 prosper loans and one is paid in full..So there is no worring here..I have a great paying job,Plus i don't like to stiff people from what they are owed..I'm a very Honest guy here..Note: i am disputing some things on my credit report 1 of them saying that i was late..Not ture at all...I do have ok credit. I'm not risk here..

Like to add here that i am employeed as a Security Officer L.T.//First Responder in the medical field for more than 4 1/2 years. And i like to help others out in anyway as possible.

Thank You

Monthly net income: $ 4,500

Monthly expenses: $

Housing: $ 300.00
??Insurance: $?85.00
??Car expenses: $??
??Utilities: $ 0
??Phone, cable, internet: $?49.00
??Food, entertainment: $? 125.00
??Clothing, household expenses $?50.00
??Credit cards and other loans: $?685.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422689
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$544.02

Auction yield range:	17.18% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-2000	Debt/Income ratio:	39%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	professional-durability0	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Professional Dynamics 27
Purpose of loan:
This loan will be used to start of cost equipment purchases and some working capital

My financial situation:
I am a good candidate for this loan because abilty to pay back debt is strong
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422691
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$169.81

Auction yield range:	17.18% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2003	Debt/Income ratio:	112%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	11 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	9y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,789	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	authority22	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for law school-last semester
Purpose of loan:
This loan will be used to pay off the credit card on which I put my textbooks, student insurance and Bar application.

My financial situation:
I am a good candidate for this loan because I will not default. In addition to my part-time salary at a law firm, my wife makes a good salary as a Public Relations Manager. I will be graduating in December and will make a great salary at a law firm. The law firm where I am currently employed has asked me to come on full time once I graduate.

Monthly net income: $1,666.67

Monthly expenses:
??Housing: $700
??Insurance: $0 (Paid up front)
??Car Insurance: $125
??Utilities: $0 (My wife pays for this.)
??Phone, cable, internet: $ $0 (My wife pays for this.)
??Food, entertainment: $0 (My wife pays for this.)
??Clothing, household expenses: $0 (My wife pays for this.)
??Credit cards and other loans: $200
??Other expenses: $0 (My wife pays for this.)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422695
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$277.32

Auction yield range:	11.18% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1978	Debt/Income ratio:	19%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	29	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,252	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	39%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sensible-listing	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Hobby Farm for Green Living
Purpose of loan:
This loan will be used to? improve upon our small start to a hobby farm and green living. It is our goal to become self sufficient and to do our part to improve the environment by growing our own organic fruit, vegetables and meat.? This will also provide an opportunity to teach our children about being environmentally aware, knowledge that they will carry with them into their own adult lives.

My financial situation:
I am a good candidate for this loan because? before 2003 when we experience a financial setback due to a family illness, we had an excellent credit history.? We are responsible and value honesty and integrity.? We maintain stable employment with a base salary of $43,000.00 and expected bonus of $10,000.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422701
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$668.94

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1981	Debt/Income ratio:	52%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$10,633	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	robust-exchange	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off all debt
Purpose of loan:
This loan will be used to? debt elimination

My financial situation:
I am a good candidate for this loan because?I have excellant credit and I will reduce debt and improve my credit even more.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422709
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,395.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.78%	Starting monthly payment:	$52.61

Auction yield range:	8.18% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1993	Debt/Income ratio:	20%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	31	Length of status:	8y 11m
Amount delinquent:	$200	Revolving credit balance:	$21,593	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dignified-funds	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off GE Financial
Purpose of loan:
This loan will be used to pay off a loan through GE Financial and avoid a $200 finance charge. This was a 12 month no interest promotion and with the recent change in the laws regarding credit card companies, the amount of interest will be higher than expected.? Either way, I will be paying interest now and I would rather it be you.? I was planning on a raise last year to help pay this loan yet for only second time in 9 years with my company I did not receive one.? Both times now have been during a recession.? I am expecting?1 bonus this year for cashing out time?off for $2,000. We bread or dog to raise extra money but they will not be ready to sell for 6 weeks.? See picture.? Please help me out of a tight spot and I will help you increase the value of your bid.

My financial situation:
I am a good candidate for this loan because regardless of my credit score, I do pay off my debts.? I pay on time and in most case automatically which I would do for this loan.? If I am ever delinquent on a payment it is either on my student loan which my dad pays or?I miss a payment by a matter of minutes.? I prefer to schudule my payments as soon?as I get the bill or even sooner but?there are?some cards that do not allow that and if the date gets moved up a day or is on the weekend,?with my busy schedule,?it is easy to fall in the trap.? My credit is often mistaken for my dad's as we have very similar names.? The majority of my debt is medical related as my doctor recommend some testing I didn't need.? Unsecured debt in my name is $7082 and going down.? I have been using a credit counseling service to reduce my debt and simply want to try another option to speed up the process of getting out of debt.? The payment on this loan will be lower than what I have been paying on this card I am looking to pay off so I am not taking on any additional financial burden.? I have a very detailed budget with almost 100 line items for my wife and I as well as listing cash inflows and outflows.? If you have any questions, please ask away.? Thank you in advance for helping my family.

Monthly net income: $ 4400

Monthly expenses: $ 3097
??Housing: $ 1505
??Insurance: $ Included in mortgage payment
??Car expenses: $ 250 for gas and?oil changes.? Car is paid off.
??Utilities: $ 205
??Phone, cable, internet: $ 152
??Food, entertainment: $ 645, family of 4
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 164
??Other expenses: $ Water bill $50, Home Warranty $43, Misc. $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422715
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$344.31

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2001	Debt/Income ratio:	32%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	7y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,701	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	45%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	adjustment101	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	700-720 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	720-740 (Oct-2007)
Principal balance:	$1,942.22	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Equipment Upgrade
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I would like to upgrade my current Morbark 290 (12-inch capacity) wood chipper with a newer and larger version.Also pay-off the balance of my current loan. I'm a good investment with a? proven track record. I make every attempt to be competetive in all bidding situations. Still working 5-6 days per week.

Monthly net income: $ 2750.00

Monthly expenses: $
??Housing: $ 625.00
??Insurance: $ 24.00
??Car expenses: $ 80.00
??Utilities: $ 129.00
??Phone, cable, internet: $ 108.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422719
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1986	Debt/Income ratio:	22%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	8y 8m
Amount delinquent:	$6,064	Revolving credit balance:	$6,227	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	2
Screen name:	productive-duty	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Auto & Creditcards
Purpose of loan:
This loan will be used to pay of my remaining auto loan ($8,500) and my 3 creditcards ($6,200)? - you can hold title to my auto.

My financial situation:
I am a good candidate for this loan because I have never defaulted on a loan or missed payments (I have one bad issue on my credit report that has a huge effect on my score - it is the last of my divorce nightmares - a credit card from Capital One showing $6000+ due and although its charged-off its reporting monthly as a late payment - my firms attorney advised me to allow it to just run out and on April 2010 it will no longer be on my credit report - the original actual principle was $700 which was paid. The balance they have posted is service fees and late payment charges because I never paid the fee's not having known the card had existed prior to divorcing and that it was then basicly a 'joint' debt).

I'm in a unusual situation this year and several chain of events have put me into a cashflow crunch, I drained my savings to jointly purchase a home a month ago (7/24/09) then before I could rebound I ended up with a health issue that added $4000 in doctor bills to my debt and the loss of nearly a month in wages. An idea loan term would be 24 months although I would be capable of a payoff the end of April. I'm paid commissions through tax season and receive 50% of my annual income by April 30th. In the past I have always used my credit cards through the fall/winter then paid them off in the spring.

Monthly net income: $ 5800.00

Monthly expenses: $
??Housing: $ 1350.00 (50% of $2718 mortgage payment)
??Insurance: $ 100.00
??Car expenses: $ 661.00 (150.00 gas & loan $511)
??Utilities: $ 100.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 250.00
??Credit cards and other loans: $ 200.00
??Other expenses: $ 800.00 (college expense for son - other 50% paid by father)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422725
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$143.70

Auction yield range:	11.18% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,240	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	dinero-volcano1	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Grow energy company
Purpose of loan:
This loan will be used to? grow my energy company. We do NAHB, LEED, Energy star inspections as well as residential and commercial home inspections

My financial situation:
I am a good candidate for this loan because?
with the new policies in place by the new administration, energy audits are really picking up
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422727
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.20%	Starting borrower rate/APR:	12.20% / 14.33%	Starting monthly payment:	$166.55

Auction yield range:	11.18% - 11.20%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1984	Debt/Income ratio:	32%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	16 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	16y 11m
Amount delinquent:	$0	Revolving credit balance:	$18,112	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	jackpot82	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	23 ( 100% )	720-740 (Latest)
Principal borrowed:	$7,700.00	< mo. late:	0 ( 0% )	740-760 (Sep-2008) 780-800 (Oct-2007)
Principal balance:	$3,619.65	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Investment Property Repairs
Purpose of loan:
This loan will be used for repairs to one of my rental properties. It needs a new roof and while I am at it I am going to some renovations in the bathroom, it was needed anyway. I was wanting for the property to become vacant. Mother Nature has taken care of that for me. Several strong storms rolled through the area and I guess it was just too much. I told the tenant that I wanted to renovate the bath and that it would be unusable for a few days. She thought it best to stay with a friend while the work gets done. I am charging everything so this loan will actually pay off those charges. I didn't want to wait for the funding process and put her out longer.? Not too mention additional damage if any more storms come through. This will be the third time I have used Prosper and I love this place/idea. Hopefully you can look at my past loans and see that everything is perfect. Even though I am employed by the military, I consider myself a small business man.? I now have 3 rentals and plan to acquire more. I could easily use banks or credit cards for financing purposes, but despite my good credit I can get better or comparable rates here. Not to mention I love the idea of the little guy making a profit.? I would rather see you make a profit than the credit card companies, wouldn't you? I have not only borrowed from prosper but have helped fund 3 loans now and would continue to, but apparently some rules have changed.? NC residents can no longer lender through this site. I have had nothing but good experiences with this market place and I hope you have the same good fortune.
My financial situation:
My financial situation is fine. I have positive cash flow on my rental income of $1200/month. I have IRA's for me and my wife, and an education IRA for our child. I am very financially responsible and have an excellent credit rating. As I said I am a lender here as well, your loan could not be in better hands.? NOTE:? It seems Prosper is giving me a rating on there chart of "D". I can not figure out why. I've had 2 others loans through here. One paid off, the other current since funding a year ago and a credit score over 720. Regardless of the reasons be aware that I will set my rate at the lowest possible amount Prosper will allow. My previous loans were at 7% and 8.5% respectively and that is what I am looking for with this loan. My credit card is 8.9%, so if I can't beat that there isn't much point. Hopefully the bidding will go below that and we can all be happy. Good luck and happy bidding.

Monthly net income: $6100

Monthly expenses: $2889
??Housing: $1175
??Insurance: $70
??Car expenses: $599
??Utilities: $175
??Phone, cable, internet: $120
??Food, entertainment: $500
??Clothing, household expenses $70
??Credit cards and other loans: $180
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422731
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.38%	Starting borrower rate/APR:	32.38% / 34.79%	Starting monthly payment:	$547.07

Auction yield range:	11.18% - 31.38%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1984	Debt/Income ratio:	22%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	24y 4m
Amount delinquent:	$0	Revolving credit balance:	$21,598	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	83%	Stated income:	$100,000+
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	aa767fo	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	720-740 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-680 (Jul-2008)
Principal balance:	$3,475.66	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying For Kids College
Purpose of loan:
This loan will be used to help pay expenses for three kids currently in college.? I have one more year of tuition, room and board for all three kids (one a senior and two twins that are juniors) to pay for until the post 9-11 GI bill takes over and will pay for the rest of their college.? This loan will help me bridge the gap until the GI bill kicks in.

My financial situation:
I am a good candidate for this loan because I have a very stable job as an officer in the U.S. Air Force, along with the honesty and integrity to pay all of my obligations.? I currently have one other prosper loan that was taken out about a year ago for college expenses.? I have not nor will not be delinquent with this or any other loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422737
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	20.50%	Starting borrower rate/APR:	21.50% / 23.76%	Starting monthly payment:	$948.31

Auction yield range:	17.18% - 20.50%	Estimated loss impact:	35.66%
Lender servicing fee:	1.00%	Estimated return:	-15.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1987	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	2y 6m
Amount delinquent:	$35	Revolving credit balance:	$20,573	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	YeongWoo	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating my adoption expenses
Purpose of loan:
This loan will be used to consolidate my credit cards and Facebook loan that I used to pay for adoption expenses last year.? The adoption took 3 years and cost way more than initially planned because of all the problems.? It cost $35000-$40000 with all the extra travel and expenses.? Right now the payments are all manageable but they are killing my credit score because of the high credit card utilization.?

My financial situation:
I am a good candidate for this loan because I have a responsible payment plan that matches my current budget.? I am just paying the investors now instead of the bank.

Monthly net income: $ 9665

Monthly expenses: $
??Housing: $ 2627
??Insurance: $ 175
??Car expenses: $ 307
??Utilities: $ 450
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422743
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$81.42

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1995	Debt/Income ratio:	9%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	35	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,571	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	67%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	larocita	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2009) 640-660 (Aug-2008)
Principal balance:	$711.45	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
2nd loan, funds for porch repair
Purpose of loan:
Repair settling damage to the middle of the front porch?($3,000).? Will "sell vacation" at work for the other portion of the repair.

My financial situation:
I am a good candidate for this loan because?I am well employed as a nurse.? (RN - Registered Nurse $20.25/hr, $2.80/hr evening shift, $1.50/charge nurse diff and all the overtime that I am willing to volunteer for).? I have a property management company that I started in 1997 ($850/mo net), and am a real estate investor ($1,640/mo - all housing exenses listed below are for this 4 unit building where I live in one of the units - so I essentially have very low housing costs).? I receive $800/mo in child support for my son.

I declared bankrupcy (2004) in order to return to school as a single mom.? I did this to "buy time" from home lenders to divest 26 units of rental property so that I could have time to sell them in a slow economy versus foreclosure when tenants started losing jobs in record numbers.? I sold the houses for my mortgage balances, not at a profit, just to have the houses not "sell short".? The lenders did not lose a penny.?

My credit score has gone down from prior listing because this loan has not funded yet, repairs had to made and materials were charged to my credit cards increasing my debt to income ratio.? I pay all bills on time.? The delinquincy listed is a reporting error from a second mortgage that was sold to another mortgage lender.? They have removed the balance, but not the mark, though it was their reporting error.? I am still working on having this corrected.

Monthly net income: $5,725

Monthly expenses: $4,230
??Housing: $618? (mortgage balance $72,000,?2009 tax appraisal $178,000) 5 bedroom, 4 bath house divided into 4 studio apts
??Insurance: $36 house
??Car expenses: $500 pymt and ins, 150 gas and maint
??Utilities: $525
??Phone, cable, internet: $150
??Food, entertainment: $500
??Clothing, household expenses $150
??Credit cards: $200
? Child care:? $435
? Student Loans:? $230?
??Other expenses: $650 misc

Current Credit Card Debts and Interest Rates:? (Lender/Payment/Total/Interest Rate)
? Sears?????????????????? $10.57???????? $344.57?????????? 20.47%
? Capital One?????????? $44????????????$1458.10????????? 17.9%
? Household????????????$15????????????? $138.49????????? 15.99%
??Prosper Loan??????? $34.13???????? $762.01??????????16.03%
??Bank Cash Line???? $7.05????????? $507???????????????15.99%
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422745
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2003	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Not employed
Now delinquent:	1	Total credit lines:	21	Length of status:	0y 3m
Amount delinquent:	$199	Revolving credit balance:	$3,460	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ecstatic-funds8	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funds to survive unpaid internship
Purpose of loan:
This loan will be used to pay my living expenses while I complete my unpaid summer internship for Eastern Washington University. I am a senior (next year) Anthropology student at EWU and was lucky enough to be selected to participate in a research study with one of my professors. It is an invaluable opportunity to gain experience, but, unfortunately, it is unpaid. I have drained my savings and have no credit cards as I conglomerated them under one monthly payment a couple years ago to pay them off.

My financial situation:
I am a good candidate for this loan because I am nearing graduation and look forward starting a career. I am looking forward to getting my life off to a great start as I gain valuable work experience with my internship, a quality education through my program at EWU, and an improved credit status as I have learned the value of the dollar, and of responsible credit use. By the time I graduate (May of 2010), I will have my credit cards paid off, owe minimal student loan debt, and have an improved rating.

My current rating is low because I have had little credit history, was hurt by the terms of the credit card counseling/conglomeration, and had an old past due medical bill (which is the past due amount listed above), which has since been paid off. I actually haven't had a late payment since that medical bill, which was a couple of years ago.

Once school starts back up-in about a month-I will return to my work-study job and will receive both grants and a scholarship. I will easily be able to afford the $41-$45/mo. payment for this loan. I will never be late, and plan on repaying the entire balance by the end of next summer (a year or so).

Monthly net income: (When school starts back up in a month) $ 1500

Monthly expenses: $ 980
??Housing: $ 285
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 60
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 185
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422749
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,630.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$312.99

Auction yield range:	17.18% - 17.23%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-2001	Debt/Income ratio:	24%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$8,634	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	BigBizBuilder	Borrower's state:	Virginia	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	580-600 (Aug-2008) 620-640 (Feb-2008) 600-620 (Dec-2007)
Principal balance:	$2,313.29	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Consolidation

You can bid with confidence.? I take care of my responsibilities as i've shown by paying on time for over a year with my first Prosper loan (which was at 35%).

Purpose of loan:
This loan will be used?to?consolidate my high interest debt, including the remaining balance on my first Prosper loan.

The loans, balances, interest rates, and monthly payments for the loans that will be paid off by this loan are as follows:
Prosper????????$2,314????35.0%????$155.83
NFCU CC???? $4,400????14.9%????$152.00
NFCU Loan??$1,916???? 18.0%??? $84.17??

Totals??????????$8,630??????????????????$392.00

My financial situation:
I am a good candidate for this loan because I have a very good, stable career?as a government contractor (Computer Systems Analyst)?and I am a U.S. Navy veteran who has integrity and discipline.? In addition to my annual salary, I have Veterans benefits paid monthly for a 10% service connected disability as well as additional income from my side IT business, Genie-Us IT (www.genie-usit.com).

Monthly net income: approx. $5,000

Monthly expenses: $ 4,150
??Housing: $?1,200
??Insurance: $?175??Car expenses: $?500
??Utilities: $?500
??Phone, cable, internet: $ 225
??Food, entertainment: $?250
??Clothing, household expenses $ 200
??Credit cards and other loans: $?800
??Other expenses: $ 300 (no particular thing but expenses tend to happen like ER visits, doctor appts for my kids, etc.)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422751
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 24.87%	Starting monthly payment:	$37.71

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1985	Debt/Income ratio:	43%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$52,424	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	realestateguy08	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Photography Equipment
Purpose of loan: This loan will be used Equipment such as lighting and portable power packs.
This loan will be used to?

My financial situation:
I believe in taking care of those who take care of me. I honor all my debts and never burn any bridges. My financial is very stable I have income comming in from Military Retirement, my position in the security department of the hospital i work for and spouce income that is not listed. Also rental property in Michigan.

Monthly net income: $ 5,700

Monthly expenses: $
??Housing: $ 1049.00
??Insurance: $ 75.00
??Car expenses: $ 0
??Utilities: $ 250.00
??Phone, cable, internet: $ 45.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 1200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422755
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$215.78

Auction yield range:	11.18% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1984	Debt/Income ratio:	14%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	19y 9m
Amount delinquent:	$0	Revolving credit balance:	$932	Occupation:	Professional
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	2%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	sophisticated-note	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying taxes and a small loan
Purpose of loan:
This loan will be used to? pay 3000.00 in property taxes for 2008 and pay off a 2000, loan ?

My financial situation:
I am a good candidate for this loan because?i need to build credit and i would absolutly be in good faithh with this loan??

Monthly net income: $ 3400.00??after taxes??????

Monthly expenses: $
??Housing: $ 1256.00????
??Insurance: $ 58.00????
??Car expenses: $ 400.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 130.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422763
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$453.16

Auction yield range:	17.18% - 17.20%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1985	Debt/Income ratio:	19%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$12,448	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	rodney26	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	17 ( 100% )	680-700 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-660 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Paying off final 2 credit cards
Purpose of loan:
This loan will be used to? pay off Chase Bank ($5.5K @ 22% interest (ridiculous), I never have missed a payment)

My financial situation:
I am a good candidate for this loan because?
I have NEVER ever missed a payment on anything, plus I've taken on (2) part-time jobs for additional funds - -VERY responsible, and have worked very hard as a senior analyst in a corporate credit management capacity for 25+ years.
Monthly net income: $ about $2.3K (regular employment plus part time jobs)

Monthly expenses: $about $2.3K - tight each month
??Housing: $ 1.4K (1st & 2nd, mortgage)
??Insurance: $ 300/year - condo, $1.2K for automobile
??Car expenses: $?240/mo. - gas
??Utilities: $ 75 (electricity), $30 water, $50 (heat)
??Phone, cable, internet: $ 18 (cable) approx. $60 (phone)
??Food, entertainment: $?120/month
??Clothing, household expenses $? -
??Credit cards and other loans: $ $450 (Chase, Wells Fargo)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422767
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1990	Debt/Income ratio:	17%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$7,574	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brensdal	Borrower's state:	California	Borrower's group:	University of California at Santa Barbara Alumni
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	41 ( 95% )	620-640 (Latest)
Principal borrowed:	$8,500.00	< mo. late:	2 ( 5% )	580-600 (Jan-2008) 580-600 (Dec-2007) 600-620 (Sep-2006)
Principal balance:	$416.88	1+ mo. late:	0 ( 0% )
Total payments billed:	43
Description
Reducing High Interest Credit Cards
Purpose of loan:
This loan will be used to? Create positive cash flow and begin the process of eliminating my credit card debt by early next year.? I'd also like to reduce my interest rates

My financial situation:
I am a good candidate for this loan because? I have a stable job coming up on 7 years of full-time employment with no threat of layoff.? I have paid off 1 Prosper Loan and am about to payoff the 2nd Loan with no late payments.? I am getting married in 1 month and would like to start off the marriage with a solid financial situation by reducing my interest rates and creating cash flow to manage the complete payoff of my credit card debt by early next year.

Monthly net income: $5800 ($9000 Gross)?

Monthly expenses: $ 4500
??Housing: $?1700
??Insurance: $ 135
??Car expenses: $700?
??Utilities: $?300
??Phone, cable, internet: $200?
??Food, entertainment: $ 400
??Clothing, household expenses $100
??Credit cards and other loans: $ 700
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422769
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$115.13

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1988	Debt/Income ratio:	26%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	20y 5m
Amount delinquent:	$0	Revolving credit balance:	$11,476	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Grandma527	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 86% )	720-740 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	2 ( 14% )	680-700 (Jun-2008) 660-680 (Mar-2008)
Principal balance:	$3,026.43	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Paid off my credit cards
This loan will be used to paid off credit cards , therefore I can have some relieve in paying my mortgage since my husband is out work.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422775
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.45%	Starting borrower rate/APR:	26.45% / 28.78%	Starting monthly payment:	$506.63

Auction yield range:	11.18% - 25.45%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1995	Debt/Income ratio:	40%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$24,048	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	fireflyez	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	720-740 (Latest)
Principal borrowed:	$20,000.00	< mo. late:	0 ( 0% )	720-740 (Mar-2008)
Principal balance:	$12,112.48	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Continuing to pay off credit cards!
Purpose of loan:
This loan will be used to continue to pay off my credit card debt. I'm nearly half way through paying off?my first Prosper loan ($20,000) and have never missed a payment! I have $23,260 remaining credit card debt and am currently asking for an additional $12,500 to chip away at it. I can only have $25,000 of Prosper loans at any one time, apparently.

My financial situation:
I am a good candidate for this loan because have a good job with a guaranteed salary every month. I have been at my job for 10 years next month! And I have had a Prosper loan for about a year and a half and have never missed or had a late payment. I have also never used the credit card that I paid off with my Prosper loan! I am making inroads into my debt for the first time in my life and I am so proud!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422791
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$180.76

Auction yield range:	11.18% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2000	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$30,454	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	economy-porcelain	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for graduate school
Purpose of loan:
This loan will be used to reduce some credit card balances and provide for a cushion against unexpected expenses until I graduate from a top business school in May. One way to think of this loan is as a bridge loan for the next nine months until I am fully back in the job force.

My financial situation:
I do not believe my current credit score is an accurate indicator of my true creditworthiness. My score has fallen quite a bit over the past year as I have taken out very large student loans for graduate school. Moreover, my credit card limits have been cut back, resulting in a much higher percentage of credit utilized for my revolving accounts. I am currently holding off paying down some of my outstanding credit card balances as I am fearful of further credit line decreases.

I will be disbursed roughly $25,000 from my student loans for living expenses for the next nine months in two installments. In addition, I expect to make $500-$1,000 per month through student employment. I also have roughly $10,000 in non-retirement accounts at my disposal.

This past summer I had a top-tier MBA internship and fully anticipate either returning to the company or one of its competitors. To give lenders further peace of mind given the current job market, through personal contacts I have several opportunities for short-term employment or consulting projects to pay the bills after graduation should I have any issues securing a full-time job.

I believe lenders can realize a strong rate of return due to my current financial circumstances. There is no doubt these circumstances will drastically improve over the next three years.

Monthly net income: $ 1000

Monthly expenses: $ 3000
??Housing: $ 1600
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 75
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 675
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422815
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$233.61

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1987	Debt/Income ratio:	21%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	11y 8m
Amount delinquent:	$0	Revolving credit balance:	$41,332	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bold-sublime-payment	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?Help pay off credit cards

My financial situation:
I am a good candidate for this loan because? I can use this amount to pay off my bills and get back on my feet

Monthly net income: $ 5200

Monthly expenses: $ 5700
??Housing: $ 2000
??Insurance: $ 500
??Car expenses: $ 450
??Utilities: $ 350
??Phone, cable, internet: $ 250
??Food, entertainment: $ 650
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 1000
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422827
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1991	Debt/Income ratio:	14%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	22y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	96Cavalier	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	55 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,200.00	< mo. late:	0 ( 0% )	660-680 (Jan-2008) (Aug-2006)
Principal balance:	$2,579.32	1+ mo. late:	0 ( 0% )
Total payments billed:	55
Description
Parents car and anniversary
Purpose of loan: My parents recently celebrated their 50th wedding anniversary. As one gift to them I would like to pay the balance they have on their automobile loan.? And I would like to send them on a vacation so that they can celebrate this occasion on their own. I don't want them to worry about finances on this trip wherever they might choose to go. For myself,? I am a familiar with computers enough so that I can fix problems when they arise.? This includes helping family and friends with their computer troubles.?For most of them their computers were a major investment and I would hate to ruin one of them. So I would feel much more comfortable if I had more formal education in this area.? Online classes would be much more advantageous because of my work schedule.? Thanks to all who consider my request.

My financial situation:
I am a good candidate for this loan because I have a good payment history on my loans with Prosper.? I work a full schedule although other departments may reduce their work schedule.

Monthly net income: $ 1800

Monthly expenses: $675
??Housing: $0 ?? I live with my parents so I can help my father take care of my mother who has health problems.? They own their home.
??Insurance: $80??? Auto and Life
??Car expenses: $100
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 75
??Clothing, household expenses $75
??Credit cards and other loans: $165 for a Prosper loan. I have no credit cards.
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422833
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.53%	Starting borrower rate/APR:	22.53% / 24.80%	Starting monthly payment:	$769.30

Auction yield range:	8.18% - 21.53%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1985	Debt/Income ratio:	Not calculated
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,453	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	subtle-liberty	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Bills during business startup
Purpose of loan:
This loan will be used to pay personal bills during a start-up of my new business. I would anticipate a 3-4 month delay between actual start and invoice collection?

My financial situation:
I am a good candidate for this loan because my new?business will be successful. My client base will be prime consultants working primarily for government entities in the transportation industry. Typical contracts are for sub-consultants (me)?to be paid after the prime is paid by the client thus causing the anticipated delay. I have a written Business Plan available upon request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422857
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$184.63

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$8,222	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	reinforced-market	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card debt
Purpose of loan:
This loan will be used to?

Pay off my credit card debt. Currently my credit card debt is at $4,500. It is basically the outcome of spending two summers in New York City on internships without any sort of income for three months. The debt has come down a long way but it will be much easier to pay off on a lower interest rate.

My financial situation:
I am a good candidate for this loan because?

This loan makes perfect sense with my income. I don't see it taking long to pay this back, again, I am just being smart about avoiding the 23-27% interest rates on the credit cards and thus have turned to prosper.

Monthly net income: $ Part-Time $1,400/month
???? ???? ???? ???? ???? ???? ??? $Other $500/month

Monthly expenses: $
??Housing: $ 275 (covered by support)
??Insurance: $ 80 (covered by support)
??Car expenses: $ 260 (covered by support)
??Utilities: $ 60
??Phone, cable, internet: $ 20
??Food, entertainment: $ 500
??Clothing, household expenses $ 350
??Credit cards and other loans: $ -
??Other expenses: $ 200

Heres why this loan makes sense:

As far as income/expenses is concerned: I'm currently enrolled in my last year of college. My parents have been gracious enough and continue to pay my rent $(275 month) car ($260 month) insurance ($80 month) as well as send me $500 a month for expenses. Besides that I work as a server part-time at a restaurant and at a coffeehouse. My income from both of those is equal to roughly $500 a month after taxes. I am also employed by the college I am currently working at as a sort of floating temp, I average about $400 a month from there as well. As if this weren't enough I also do part-time online coding and web design for which I have made roughly $4,000 as an independent contractor so far this year- an average of $500 a month.

Thus, when everything is said and done, you can see my income is $1900 while my expenses are? $1130 (1130 is an estimate on the heavy side).

Over the past few months I have paid my debt down by about $3,000 as well as made over $3,000 in payments by overpaying my car. I'm on the road to being debt free, I just want to make this last hump as low-interest as possible.

I have NEVER missed a credit card or car payment. I also have a stock portfolio worth about $7,000 - the reason I haven't touched that is because it is currently tied up in funds that I cannot cash out of.

Thanks so much, happy bidding, and I look forward to a great and positive first experience on Prosper!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422863
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	11 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$12,013	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	deal-prodigy1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I WANT TO BUY OTHER GAS STATION
Purpose of loan:
This loan will be used to? TO BUY THE SECOND ?BUSINESS

My financial situation:
I am a good candidate for this loan because? I HAVE AT LEAST 60,000?(SIXTY THOUSAND?)?IN MY SAVING ACCOUNT
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422869
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1976	Debt/Income ratio:	20%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	22	Length of status:	29y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,969	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	1
Screen name:	awe-inspiring-income	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards and car loan
Purpose of loan:
This loan will be used to? pay off my high interest credit card and high interest car loan

My financial situation:
I am a good candidate for this loan because? I have been an employee at Qwest for 29 years.? I am committed to becoming debit free but am hindered by high interest credit cards and car loan.

Monthly net income: $ 3872.00

Monthly expenses: $ 2738.00
??Housing: $ 975.00
??Insurance: $ 108.00
??Car expenses: $ 100.00
??Utilities: $ 55.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 500.00 (will pay off)
??Other expenses: $ 400.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422879
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1982	Debt/Income ratio:	30%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	22 / 16	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	59	Length of status:	15y 1m
Amount delinquent:	$3,851	Revolving credit balance:	$256	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	msdteacher	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	600-620 (Jul-2008)
Principal balance:	$1,984.68	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
corrective contact for eye
Hello,

I just need a little help with a corrective eye?lense for a condition I have known as keratoconus, which is a malformed cornea.? The lense is very expensive and I've looked for help through other avenues such as our local Lion's Club.? I have another loan through Prosper and have made my monthly payments faithfully and will continue to do so.? I work as a teacher and?do some?after school homebound instruction to supplement.? I have a nice income?but at present?I don't have the entire amount needed for the corrective lense.?

I became a single parent when my daughters (who are now 21 and 27)?were 3 and 9 years old.? Years of raising them alone and trying to give them a complete and exposed childhood led me to where I find myself today.? I made some poor decisions when companies dangled a much needed loan in my face and I soon got in over my head.? I managed to keep afloat with student loans while completing my graduate studies.? The days of student loans are over (thankfully I don't have to repay these loans as I am a special education teacher in a depressed area and in a teacher loan forgiveness program) and everything has caught up with me.??I have no doubt that I will?conquer this debt and a little help from Prosper would be so appreciated.

Thanks so much for your consideration,

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422881
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$189.99

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1995	Debt/Income ratio:	35%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	1y 2m
Amount delinquent:	$99	Revolving credit balance:	$6,271	Occupation:	Psychologist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Cotton5320	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-680 (Jul-2008)
Principal balance:	$3,773.83	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Masters Degree International Health
Purpose of loan:
This loan will be used to finance?the remaining amount of money due?on?a Masters Degree in International Health for my wife at the University of Heidelberg, Germany. This school is the oldest learning institution in Germany but it is not a US title IV approved school and?thus US financial aid is not available. My wife has been accepted into this graduate program as the the first American candidate to do so- and she has tuition due in September. The initial deposit of 5,000 has been paid and this loan amount will help cover the remaining costs of tuition for the program. Previously unknown to us was that US student financial aid would not be available, along with a $5,000 Americorps scholarship my wife earned performing one year of volunteer Americorps service last year (also due to the university here not being a title-IV school). We currently live here in Germany while we perform contract work and support for the US military.

My financial situation:
We are good candidates for this loan because I am a clinical psychologist employed by the Dept. of Defense and I have continual earning power based on a contract with a Fortune 250 company. In addition, we have another existing small loan on Prosper of which there have been consistent on time payments for 13 months since the onset of the loan. The degree will enhance my wife's earning power both within the military and also within opportunities to work for the UN. We are responsible individuals that value higher education and hard work. My wife works full time until school starts and has part time work lined up during the school year.?

Monthly net income: $ 60,000

Monthly expenses: $
??Housing: $ 540.00
??Insurance: $ 55.00
??Car expenses: $?Gas: 75.00 (military discount)
??Utilities: $ 45.00
??Phone, cable, internet: $ 80.00
??Food, entertainment: Provided.
??Clothing, household expenses $?Provided
??Credit cards and other loans: $ 400.00
??Other expenses: $ N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422885
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$173.33

Auction yield range:	11.18% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1992	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,976	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	67%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	integrity-piano	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate high interest creditcrd
Purpose of loan:
This loan will be used to? pay off 2 very high interest rate credit cards

My financial situation:
I am a good candidate for this loan because? My husband and I have struggled financially the past 2 years, he was going through a terrible divorce when we met and his ex-wife (no children) left him with nothing, and with debt. In Jan of 2008, He had back surgery 5 days after the birth of our first child, and because of insurance issues, we had to pay $12,000 of the $18K in medical bills. To top that all off, 7 months ago he lost his job due to downsizing. We have had to use some of our credit cards to make ends meet, and dip into our savings during these crisisses. NOW we are finally beginning the process of saving up for a home (we are renting, are expecting another baby and he landed a job!) but these high interest cards are making it difficult for us to get anywhere?.and we feel it could effect any future mortgage loan decision.

Monthly net income: $?4000

Monthly expenses: $
??Housing: $ 1650
??Insurance: $ 185
??Car expenses: $ 380.26
??Utilities: $ 375
??Phone, cable, internet: $ 259
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 350
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422891
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$866.63

Auction yield range:	8.18% - 14.00%	Estimated loss impact:	6.51%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1992	Debt/Income ratio:	61%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	33y 8m
Amount delinquent:	$0	Revolving credit balance:	$147,012	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	fulfilling-return	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Commerical Building Upfit
Purpose of loan:
This loan will be used to fund the fix up of a commercial building that we have rented for the next 22 months at $6789.00 per month and an option to extend for 24 more months, less the 1st mortgage of $2507.94 and the insurance of $75.00 per month, the tenant is paying the property taxes and maintance.This is a great investment because we only owe less than $ 300,000.00 on a $ 759,000.00 building value.

My financial situation:
I am a good candidate for this loan because we have a solid tenant and great cash flow to pay this back during the lease term.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422897
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.38%	Starting borrower rate/APR:	12.38% / 14.52%	Starting monthly payment:	$233.77

Auction yield range:	4.18% - 11.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1997	Debt/Income ratio:	35%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$40,842	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jubilant-kindness	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card debt
Purpose of loan:
This loan will be used to pay off newly higher interest rate credit cards.

My financial situation:
I am a good candidate for this loan because my credit history is unblemished.? I have on had 1 late payment over my entire credit history and that was less than 30 days late.? Out of college I started my own business, and made the mistake of living off of credit cards.? I am now in a stable position and am working to pay off all of my debt.? Recently the credit cards have raised interest rates to almost double what they have been, at not fault of my own.? I appreciate any opportunity given.? Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422905
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,300.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$119.60

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1989	Debt/Income ratio:	30%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	20 / 17	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	53	Length of status:	17y 2m
Amount delinquent:	$3,060	Revolving credit balance:	$43,181	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	HackShack	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$2,562.08	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Additional Training Equipment
Purpose of loan:
This loan will be used to purchase additiional training equipment for a youth baseball training center.?

My financial situation:
I am a good candidate for this loan because?based on my track record I have made all my payments in a timely manner.? Conventional financing looks at?your credit and treats everyone the same, they do not factor in your work ethic and commitment. The debt to income formula does not factor in the?projected income of $3,400 mo. the center will generate.? In addition, ?I currently have $38,000 of my own funds committed to this youth baseball training center and need the additional $3,300 to purchase additional equipment for the upcoming training season.

Monthly net income: $ The projected monthly income from the business is $3,400

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422909
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,100.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$167.38

Auction yield range:	14.18% - 26.00%	Estimated loss impact:	15.18%
Lender servicing fee:	1.00%	Estimated return:	10.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1991	Debt/Income ratio:	48%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Retired
Now delinquent:	5	Total credit lines:	28	Length of status:	6y 6m
Amount delinquent:	$532	Revolving credit balance:	$4,454	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	quester83	Borrower's state:	Missouri	Borrower's group:	Law Enforcement and Emergency Services
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	46 ( 100% )	640-660 (Latest)
Principal borrowed:	$9,600.00	< mo. late:	0 ( 0% )	520-540 (Jan-2008) 520-540 (Dec-2007) 540-560 (Mar-2007) 520-540 (Feb-2007)
Principal balance:	$1,518.24	1+ mo. late:	0 ( 0% )
Total payments billed:	46
Description
2 PROSPER LOANS NEVER LATE
PLEASE NOTE I HAVE HAD 2 PROSPER LOANS 1 IS PAID OFF THE OTHER WILL BE PAID OFF IN APRIL NOT BEEN LATE ON ONE PAYMENT.
The first loans helped me get my medical bills paid off and help my son out. Now, I want to use this loan to pay off all of my credit cards. .
?I HAVE NOT MISSED OR BEEN A DAY LATE ON MY CURRENT PROSPER LOAN NOR WOULD I BE THIS ONE IF IT IS FUNDED. I paid one of the loans off several months early. This is a great opportunity for someone to make a great return on their money.
As I promised with my first & second prosper loan I will not be a day late and I will not on this one. I have been working hard to get my credit score up, medical bills is what he caused most of the issues. I am not deliquent on anything nor have I been in over 24 months, I'm trying to get some corrections on my credit report once again.
My income is secure for 22 years Please ask me any questions that would help you decide to help fund my loan. As you can see with my history with prosper, I will not default on this loan. PLease help me with this, and I should finally be out of this.
This all started due to a co-worker pulling my chair out from under me 9 years ago, I had bone fusion surgery and many other medical problems due to the fall. I have came very far since then. I'm so close to getting out of this financially, I can actually see the light at the end of the tunnel. Please find it in your heart to help me this one last time.
Thank you for you consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422915
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.38%	Starting borrower rate/APR:	32.38% / 34.79%	Starting monthly payment:	$437.66

Auction yield range:	11.18% - 31.38%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1995	Debt/Income ratio:	45%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	21y 4m
Amount delinquent:	$0	Revolving credit balance:	$22,030	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	btsjr61	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	660-680 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	660-680 (Jan-2008)
Principal balance:	$3,825.86	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Paying off High Line of Credit
Purpose of loan:
This loan will be used to? pay off a 2 high finance charged line fo credit, once paid off these accounts will be?closed as I will no longer have a need for them.

My financial situation:
I am a good candidate for this loan because? the monthly payments will fit into my monthy budget and get ride of the high line of credit charges. And if you look at my past history I have paid on time ALL of my debts.

Monthly net income: $ 3119.02

Monthly expenses: $?2141.12
??Housing: $
??Insurance: $ 99.00
??Car expenses: $ 430.13
??Utilities: 250.00
??Phone, cable, internet: $ 17.99
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 694.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422917
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1998	Debt/Income ratio:	21%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$9,483	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	newyorkmodernist	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,499.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 640-660 (Apr-2008) 640-660 (Jan-2008)
Principal balance:	$4,459.33	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Starting a Business
Purpose of loan:
This loan will be used to kick start the business I am starting. I'm creating two location-based iPhone Apps and will also cross-program the apps for use on BlackBerry and the new Palm Pre. I would be using the cash to pay for programming costs.
I am a good candidate for this loan because I pay all my bills on time, and I already have one Prosper loan (1.5 years in) and have paid my monthly payment on time, every time. In terms of the credit score, it all comes back to the American Express mixup wherein they posted a payment of mine as a "credit" and not as a a "payment." This led to three months of phone calls and even though they told me four separate times they had fixed it, it never got fixed. All three of my American Express cards were then cancelled (I owe nothing on two of them, and just $2,000 on the one in question) and a delinquency was put on my credit report. I am trying my level best to repair this, but it is not fixed yet.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422921
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.23%	Starting borrower rate/APR:	12.23% / 14.36%	Starting monthly payment:	$499.86

Auction yield range:	11.18% - 11.23%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	0.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1995	Debt/Income ratio:	33%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	13y 4m
Amount delinquent:	$0	Revolving credit balance:	$24,956	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	rate-doughnut	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards/tuition
Purpose of loan:
This loan will be used to?
Pay off a high interest rate credit card and my school tuition.?
My financial situation:
I am a good candidate for this loan because? I have been a full time registered nurse for over 15 years and have never defaulted on a loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422927
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,200.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$224.41

Auction yield range:	11.18% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-2006	Debt/Income ratio:	15%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,373	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Texasresident	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,300.00	< mo. late:	0 ( 0% )	660-680 (Jul-2009) 600-620 (Sep-2008) 620-640 (Aug-2008) 620-640 (Jun-2008)
Principal balance:	$153.57	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Payoff Expensive Short Term Credits
Purpose of loan:
This loan will be used to pay?Short Term Expensive Credits?and improve my Cash Flows.

My financial situation:
I am a good candidate for this loan because, I always pay my credits on time, I have no default payments. I just completed paying a Prosper Credit with no issues. I am looking for a loan to pay for short term high interest debt and overall imporve my cash flow. I will not acquire new debt in the near future this is juts to refinance debt that I currently have.?

Monthly net income: $ 8200

Monthly expenses: $
??Housing: $ 2600 (Includes Pricipal, Interest, and Escrow: Taxes and Insurance).
??Insurance:?Included in Housing (Home) and?discounted already in my income (Health).
??Car expenses: $?550 - Includes Car Insurance and Secured Loan.?
??Utilities: $ 600
??Phone, cable, internet: $?120
??Food, entertainment: $ 400
??Clothing, household expenses $ 400
??Credit cards and other loans: $?500
??Other expenses: $ 800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422945
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$293.25

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-2001	Debt/Income ratio:	27%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,388	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wilsondm20	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Mixed Loan Nurse and Home

Background Information

I am currently an LPN and I have been taking night classes to obtain my higher paying RN License. I have finished my last class for the RN License and now need to take my clinical, which must be taken before taking the state RN License test.? Once I pass the three day clinical I will take the state test and have my RN.

I also need to finish our roof as it is over 15 years old.

This loan will be used for three different reasons as?described below:

First?

$2500 of the loan will be used to pay for my clinical.? I intend to pay much more then the regular installment amount by higher pay as a result of receiving my RN License and I will apply my tax refund after this year towards?this portion of the loan.

Secondly?

Our roof is 15 years old and will cost $2700 to replace.

Thirdly?

I need $2800 to pay of my credit cards.

All three of the above statements show how this loan will be used and how we intend to cover the loan payments.?

My credit is excellent and should allow us to have a competitive rate. 740 - 760 credit rating and I own my own home.

Thanks for your help!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422957
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2001	Debt/Income ratio:	15%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	8	Length of status:	3y 10m
Amount delinquent:	$1,080	Revolving credit balance:	$780	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	2
Screen name:	thrifty-greenback	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need water softener & water heater
Purpose of loan:
This loan will be used to? Replace our water softener on our well system, and an aging, leaking water heater.

My financial situation:
I am a good candidate for this loan because? I have good steady income, solid employment,and 2 sources of income in the house. My credit situation?is that I?really don't have much credit, so most banks?look at that as a bad thing. I have the ability to pay, and I want to pay. The two items in question are things that come up that one is not expecting along with all of lifes other surprises. My well system has seemed to fail one item after?another and this is the last piece, and with the failure in the system the water heater has started to leak due to sediment and all the hard water here in Florida. This would normally be something one would use their home equity for, but being in Florida I am currently about?$60000 in the hole on a house we diligently pay for every month.?

Monthly net income: $ Personal $2400 and household is about $4200

Monthly expenses: $
??Housing: $ 560????????????????????????
??Insurance: $90
??Car expenses: $ 375
??Utilities: $?150
??Phone, cable, internet: $ 40
??Food, entertainment: $ 150
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422975
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1995	Debt/Income ratio:	19%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Golfer65	Borrower's state:	SouthCarolina	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 94% )	680-700 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	2 ( 6% )	640-660 (Nov-2007) 700-720 (Jan-2007) 700-720 (Oct-2006)
Principal balance:	$1,599.91	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Mini Mart conversion to C Store
The purpose for this loan is to move our current Whispering Surf mini mart across the street to a larger space, that has more traffic, and convert it to a full convenience store.

This loan will be used to purchase store fixtures, coolers, and all additional equipment needed to set up the C store, along with all applicable licenses and permits to sell Beer/and Wine.

I am a good candidate for this loan because I started the Whispering Surf Mini-Mart with a $10,000 loan through Prosper in March of 2007. My current balance is just over $1,500 (Which will be paid in full with this new loan). Loan has been current throughout entire period.

With the mini mart being able to carry the loan over the last 21/2 years, it will be no problem paying this loan, being that the loan will only increase slightly, and with the addition of beer/wine, hard dip ice cream, fountain drinks, Lotto, and many more grocery items, not only will we be able to make our payments we will see a great increase in our gross sales.

Monthly net income $3800
Monthly Expenses
Housing $800
Insurance $89
Car Expenses $100
Utilities $190
Phone, Cable, Internet $125
Food, entertainment $300
Credit cards and other loans $327.58 Prosper Loan

Thank you for taking the time to review my loan request. Please feel free to contact me with any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422981
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1975	Debt/Income ratio:	24%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$25,233	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	2
Screen name:	abundant-economy	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off higher interest debt
Purpose of loan:
This loan will be used to?pay off high interest credit cards

My financial situation:
I am a good candidate for this loan because I am in a stable employment position, with bonus potential to exceed 25% of annual income?

Monthly net income: $ 11,200

Monthly expenses: $
??Housing: $ 3000
??Insurance: $ 75
??Car expenses: $ 1300
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 1300
??Other expenses: $ 750
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422999
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.18%	Starting borrower rate/APR:	12.18% / 14.31%	Starting monthly payment:	$532.81

Auction yield range:	11.18% - 11.18%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1999	Debt/Income ratio:	23%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	20 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$5,630	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bonafide-wealth	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I have a steady income and I have paid my debts regularly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423005
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1986	Debt/Income ratio:	20%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$9,447	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	FreeMe	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards!
Purpose of loan:
This loan will be used to consolidate my credit card debt.

My financial situation:
I am a good candidate for this loan because I am very responsible and have always paid my bills on time.?

Monthly net income: $? 4850

Monthly expenses: $ 2500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423011
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,793.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$155.62

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1999	Debt/Income ratio:	44%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,610	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	butterbean40	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2008)
Principal balance:	$3,792.74	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
pay off high interest loan
Purpose of loan:
I want to pay off an existing Prosper loan and refinance with a lower interest rate.? It now has a 20% interest rate.?This original loan before Prosper was made so that I could retain ownership of the vehicle that was initially used as collateral for the loan. ? I make all payments on time but would like to have a lower interest rate so that I may have extra for school clothes, extra sports activities, etc.? I have now made all payments to Prosper on time for approximately one year.
My financial situation:
I am a good candidate for this loan because I have come a long way in becoming financially independent and being able to pay my household expenses without asking for another loan.? I occasionally get child support, but that is not included into my monthly net income because it is not a regular payment and never the same amount.?

Monthly net income: $ 1882
Monthly expenses: $1597
??Housing: $ 725.00
??Insurance: $ 52.00
??Car expenses: $ 100.00 gas
??Utilities: $ 125.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 175.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 220.00
??Other expenses: $ 50.00
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423029
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-2006	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,242	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	mindful-asset5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to help pay off my credit card bills and medical bills along with buying myself a computer for my final semester at college.

My financial situation:
I am a good candidate for this loan because I will be entering the entertainment industry where income will be good once out of college. I am very dependable and responsible to pay off debt, hence this loan.?I am currently a student which makes it hard to get a situated job when I'm moving around but I am focused in what I am doing.

Monthly net income: $2700 from 3 months of working in summer

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 200
??Car expenses: $?500 a month (including car insurance)
??Utilities: $ 0
??Phone, cable, internet: $?200 dollars until December
??Food, entertainment: $?50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 3500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423047
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1999	Debt/Income ratio:	14%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	8y 8m
Amount delinquent:	$0	Revolving credit balance:	$4,859	Occupation:	Executive
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	thrilling-exchange	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a school car for my daughter
Purpose of loan:
This loan will be used to purchase a reliable car for my daughter for school. I have a relationship?with my small town bank, but due to economic situations, they have stopped lending small amount loans.?

My financial situation:
I am a good candidate for this loan because although I have faced economic hardship in the past due to medical issues of my youngest daughter, we have been able to regain control of our finances. We have since purchased a home and car, both of which have never been late. I have zero credit card debt now and only two small loans. I have a January 2010 bonus potential of $30k on top of my existing salary, which I intend to pay this loan in full with. I have had two high interest loans from CashCall in the past in which I also paid off when I received my bonus. I have been working hard to improve my credit score, which continues to increase each month. On a personal note, I am pursuing my MBA in Healthcare Administration and plan to go on and obtain my Juris Doctorate where I would like to live and work in D.C. someday. My wife currently works with Alzheimer patients and will graduate nursing school in December. We are raising three lovely daughters and one small pooch.

Monthly net income: $3700

Monthly expenses: $2316
??Housing: $922
??Insurance: $189
??Car expenses: $500 (wife's employment covers this cost as I have a company car)
??Utilities: $100
??Phone, cable, internet: $65
??Food, entertainment: $250
??Clothing, household expenses $40
??Credit cards and other loans: $250
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423071
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,100.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$275.94

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1992	Debt/Income ratio:	40%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 10	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	54	Length of status:	1y 4m
Amount delinquent:	$4,410	Revolving credit balance:	$22,740	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	bid-hammock	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff AMEX
Purpose of loan:
This loan will be used to?
payoff and close my amex
My financial situation: I have a steady income
I am a good candidate for this loan because I will payoff in less than 36 months

Monthly net income: $ 7000
Monthly expenses: $ 6500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423089
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,394.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$906.57

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1993	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	21 / 20	Employment status:	Retired
Now delinquent:	0	Total credit lines:	56	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$85,605	Stated income:	$75,000-$99,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	MichiganInvestor	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	780-800 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	820-840 (May-2008)
Principal balance:	$605.93	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Expanding Log Cabin Rental Business
Purpose of loan:
This loan will be used to? Expand our Log Cabin Rental Business....

My financial situation:
I am a good candidate for this loan because? I have Excellent Credit and a Steady Retirment Income of $78,000. This area we are in for the rentals has a lot of travelers and not much accomodations. It is a very unique place to stay. Very Rustic.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423107
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$588.07

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-2001	Debt/Income ratio:	50%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$275	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	4
Screen name:	revenue-bearer	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	700-720 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	680-700 (Sep-2008)
Principal balance:	$11,916.24	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
NEED WORKING CAPITAL
Purpose of loan:
This loan will be used to? keep my soccer academy going. I offered 3 payment options for all kids and a majority of the students chose the latter option which pays me in the middle of November. This was unexpected as I own a soccer academy in an affluent neighborhood and I did not anticipate that so many would opt to pay later. Furthermore, the credit crunch has affected any and all chances of me opening up a BLOC of $25K.

My financial situation:
I am a good candidate for this loan because my business is growing, my revenue has increased 50% each year. I am now in my third year of operations. I was a european soccer star and have started to really do good with this company in terms of growth. My enrollment is growing. I love soccer, I love this country, I am facing financial ruin if I cannot procure funding to keep my business going. I have all of my personal and tax returns that can be verified by the IRS.

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 900
??Insurance: $
??Car expenses: $570?
??Utilities: $ 100
??Phone, cable, internet: $35
??Food, entertainment: $ 400
??Clothing, household expenses $200
??Credit cards and other loans: $ 100????
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 410620
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.43%	Starting borrower rate/APR:	10.43% / 12.18%	Starting monthly payment:	$64.94

Auction yield range:	3.18% - 9.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1972	Debt/Income ratio:	4%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	26 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	61	Length of status:	19y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,033	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	gersh01	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	800-820 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	800-820 (Apr-2007) 800-820 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Borrowing to lend on Prosper
Purpose of loan:
(I intend to Loan the money to C redit borrowers.
My financial situation:
(I am in excellent financial condition? Net Monthly in excess of $15,000.? This loan is to support prosper and provide those interested in this listing interest far above a bank and very secure.? I have not included my wife's income which nets about another $5000 monthly.

My monthly budget:
Mortgage/rent: NO MORTGAGE
Credit cards and other loan payments:400
Other expenses: $1000
---------------------------------------
Total monthly expenses:? $1500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 415758
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.98%	Starting borrower rate/APR:	16.98% / 19.18%	Starting monthly payment:	$231.68

Auction yield range:	6.18% - 15.98%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1999	Debt/Income ratio:	13%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	7y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,443	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	14%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Bank-Man	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	740-760 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008) 620-640 (Feb-2008) 580-600 (Dec-2007) 600-620 (Oct-2007)
Principal balance:	$3,571.85	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Personal Debt and Business Taxes
Purpose of loan:
This loan will be used to pay some credit card debts along with the remainder of my other prosper loan.

My financial situation:
I am a mature, stable, and hard working individual with recovering credit.? I am trying to tidy and consolidate my remaining debt to prepare for law school in a few years? I currently work in the stable payment services aspect of the financial services industry.? This loan will pay off the remainder of the current prosper loan I have.?

Monthly?Gross Income: $ 4250.00

Monthly expenses: $
??Housing: $ 500.00
??Insurance: $ 20.00
??Car expenses: $ 0.00
??Utilities: $ 50.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420650
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.43%	Starting borrower rate/APR:	29.43% / 31.80%	Starting monthly payment:	$421.40

Auction yield range:	11.18% - 28.43%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1990	Debt/Income ratio:	30%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	21y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,030	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	raylada	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	700-720 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	720-740 (Oct-2008) 720-740 (Aug-2008)
Principal balance:	$5,686.37	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Debt Consolidation
Purpose of loan:
Debt Consoildation

My financial situation:
I am a good candidate for this loan because I am very reliable and responsible. I always pay my bills on time. Being a hard-worker and motivated are two of my?strengths. I have stopped using credit cards and have made much progress in paying my creditors off. Consolidating the rest of my bills would give me peace of mind along with?the simplicity of paying?only one creditor. This would also give me the flexibility and leverage I need to move forward with my life. By this I mean:? getting married and?acquiring a new home. I am a Christian with good values and ethics.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421962
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	4.23%	Starting borrower rate/APR:	5.23% / 7.28%	Starting monthly payment:	$120.30

Auction yield range:	4.18% - 4.23%	Estimated loss impact:	2.09%
Lender servicing fee:	1.00%	Estimated return:	2.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1992	Debt/Income ratio:	36%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	15y 11m
Amount delinquent:	$0	Revolving credit balance:	$56,535	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	goodhearted-income	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bills
Purpose of loan:
This loan will be used to offset high interest rate

My financial situation:
I am a good candidate for this loan because I have been with my present employer for 16 years
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422268
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	18 / 16	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	40	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$32,582	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	return-sensation5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please Give me a chance.
Purpose of loan:
Help me pay down some of my bills?

My financial situation:
I am a good candidate for this loan because? I care very deeply about my credit, i have never been late on any payments. I know i have revolving credit, but i have never nor do i ever plan on defaulting. All i ask for is a chance, i promise not to let you down.

Monthly net income: $ 5700

Monthly expenses: $
??Housing: $ 1250
??Insurance: $ 300
??Car expenses: $
??Utilities: $150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 200
??Credit cards and other loans: $?800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422562
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	31.91%	Starting borrower rate/APR:	32.91% / 35.33%	Starting monthly payment:	$308.43

Auction yield range:	17.18% - 31.91%	Estimated loss impact:	26.88%
Lender servicing fee:	1.00%	Estimated return:	5.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1998	Debt/Income ratio:	27%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	15y 4m
Amount delinquent:	$0	Revolving credit balance:	$13,723	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	cfinna8	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	48 ( 100% )	600-620 (Latest)
Principal borrowed:	$12,401.00	< mo. late:	0 ( 0% )	600-620 (May-2008) 580-600 (Apr-2008) 580-600 (Mar-2008) 580-600 (Feb-2008)
Principal balance:	$4,130.93	1+ mo. late:	0 ( 0% )
Total payments billed:	48
Description
3rd LOAN(48) On time Payments!
Purpose of loan:
This loan will be used to consolidate additional debt.

Monthly net income: $ 3920.00 (myself)-2600.00(spouse)-1320.00

??Housing: $ 800.00
??Insurance: $ 120.00
??Car expenses: $ 410.00
??Utilities: $ 280.00
??Phone, cable, internet: $ 220.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422568
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,543.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	4.00%	Starting borrower rate/APR:	5.00% / 7.05%	Starting monthly payment:	$555.75

Auction yield range:	3.18% - 4.00%	Estimated loss impact:	1.49%
Lender servicing fee:	1.00%	Estimated return:	2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1992	Debt/Income ratio:	33%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	22 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$31,197	Occupation:	Engineer - Chemical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	flyingcap3	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	800-820 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	820-840 (Jun-2008)
Principal balance:	$6,456.43	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Debt Consolidation into One Payment
Purpose of loan:
To consolidate?several credit cards into one payment, also to experiment with Prosper.

My financial situation:
I have $55,000 in taxable investment account, $41,000 in IRA, and $18,000 in 401k.? Excellent credit and sufficient cash flow to handle monthly payments.

Monthly take-home pay:
$4,400

Monthly expenses:
$2,600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422574
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$99.52

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1996	Debt/Income ratio:	8%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	28	Length of status:	2y 7m
Amount delinquent:	$56,444	Revolving credit balance:	$1,259	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Homeownership:	No
Inquiries last 6m:	0
Screen name:	calm-peace5	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Basement Repairs
Purpose of loan:
This loan will be used to do some repairs to basement.

My financial situation:
I am a good candidate for this loan because I have a great job and will be able to pay ahead.

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 42
??Car expenses: $ n/a
??Utilities: $ 125
??Phone, cable, internet: $ 50
??Food, entertainment: $?200
??Clothing, household expenses $ n/a????
??Credit cards and other loans: $ 89
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422586
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1992	Debt/Income ratio:	23%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$13,031	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	roadroamer53	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Title Loan
Purpose of Loan

To pay off a title loan that I have on my Semi-Truck. In January of this year, I borrowed money against my title to repair my engine. This ended up costing me almost $12000 dollars. Needing to get this done, as my truck is my business, I borrowed the money at 38%, payable at $500 a month. I?ve been making the payments and in the mean time, I have saved up almost $4000, would like to pay this loan off and get out from under the 38% interest. I have applied previously for a loan, but for one reason or another it never happened and this was last year before Prosper went into quite time. I did take care of the bills that I was looking for the loan to help with.

I am a good candidate for this loan because??

I?m a truck driver, own my truck and trailer. I admit that my credit is fair. This happened with medical expenses from my wife who passed away and having liens placed against me by the IRS for not paying taxes. But I have since paid the medical bills off and settled with the IRS which has also been paid off. I can?t go delinquent on bills as this will affect my clearances that I have, that allows me to transport freight into airports and for the Military.
If I haven?t explained enough or you need more information, please feel free to ask any questions and I?ll gladly answer them.

Monthly net income: $4000.00 (not counting my retirement check from the US Navy)

Monthly expenses: $1555 (2055 with title loan)

Housing: $460.00
Utilities: $100
Capital One Platinum $211.00
Capital One Visa $157.00
Progressive Auto Insurance $74.00
AMIG (Home Insurance) $42.00
Sprint $193.00
American General Finance $318.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422592
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$470.79

Auction yield range:	17.18% - 23.00%	Estimated loss impact:	26.32%
Lender servicing fee:	1.00%	Estimated return:	-3.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-2005	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	14	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,054	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	triumphant-capital	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING FOR COLLEGE
Purpose of loan:
This loan will be used to?
I am recent graduate of Fairleigh Dickinson University?nursing school in Teaneck New Jersey, I graduated with Honors- cum laude.?My Rich?Uncle and Doral Bank of New York funded my most of my tuition until they unfortunately?went under in December 2008. During my last semester, spring 2009, due to the economic recession and my being a full time student made it difficult to get a student loan to pay for my tuition. My school has put a hold on my account preventing me to take my state board of nursing exam until the tuition is paid in full.This loan will enable me to pay my tuition so i can take my exam and become a Registered Nurse.
My financial situation:
I am a good candidate for this loan because?I have relocated to Texas which has a high demand for nurses. I have attended job interviews. Employers have been impressed with my academic achievements but can not offer me a job because i have not been cleared by?my school.??As of?09/01/2009 Methodist Charlton Hospital offered me a job as an ICU/CCU?GRADUATE NURSE INTERN?but i was not eligible because of the hold on my account by my school. This job was to commence on 09/08/2009.??

Monthly net income: $
I stand to make $5,000 monthly if offered the job? by Methodist?Charlton Medical in Dallas TX, this job?offer starts on 09/08/2009 but they are ready to give me an extra week to settle the bill with?my school in order to get the clearance to?be eligilbe to work as an intern and take my state board exam sussequently.?
Monthly expenses: $
??Housing: $ 0 - Living with a relative
??Insurance: $ 0 -?
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $45
??Food, entertainment: $100
??Clothing, household expenses $0
??Credit cards and other loans: $ 150
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422604
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-2003	Debt/Income ratio:	44%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$18,752	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	GonnaBeDaddy	Borrower's state:	Ohio	Borrower's group:	Thousand Dollar Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	20 ( 100% )	620-640 (Latest)
Principal borrowed:	$4,950.00	< mo. late:	0 ( 0% )	580-600 (Apr-2008) 520-540 (Nov-2007) 640-660 (May-2007) 640-660 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Refurb 2nd time borrower no lates
Purpose of loan:
This loan will be used strictly to refurbish a home purchase we recently made at a sheriffs sale. When finished, it will received a $500 per month rental income. The first home I bought in December of 2008 is finished. It was purchased for cash, however, do to it being a mobile home on property, It has no loan value. It is the same situation with the second home. I purchased the land and the mobile home comes with it. The first home provide $650 in rental income with annual taxes of less than?$500. I have just received a credit increase on my Home Depot card so I do not need the original $7500 I asked for.?

I have provided my group leader with additonal information showing our household income and the fact that we own the home stated in this auction.

My financial situation:
I am a good candidate for this loan because I have proven that I am dedicated to paying my bills on time. I have taken car of my prosper obligations 1 full year before it needed to be paid. I still have never had 1 late payment on my bills. My credit debt is strictly due to refurbishment of the first home.

Monthly net income: $ 2433

Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 90.00
??Car expenses- fuel: $300
??Utilities: $250
??Phone, cable, internet: $ 140
??Food, entertainment: $?300
??Clothing, household expenses $ 350????
??Credit cards and other loans: $??560
??Other expenses: $ varies

My significant other works a full time job and has a better income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422616
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1984	Debt/Income ratio:	311%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Retired
Now delinquent:	11	Total credit lines:	42	Length of status:	7y 0m
Amount delinquent:	$3,436	Revolving credit balance:	$1,046	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	67%
Delinquencies in last 7y:	67	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	return-lion7	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
00000000000000000
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 4000

Monthly expenses: $ 2200
??Housing: $ 990
??Insurance: $ 40
??Car expenses: $80
??Utilities: $ 180
? Phone, cable, internet: $ 50
??Food, entertainment: $ 100
?Clothing, household expenses $ 50
??Credit cards and other loans: $0?
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422622
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	4.18%	Starting borrower rate/APR:	5.18% / 8.64%	Starting monthly payment:	$30.05

Auction yield range:	4.18% - 4.18%	Estimated loss impact:	2.09%
Lender servicing fee:	1.00%	Estimated return:	2.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2007	Debt/Income ratio:	10%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,120	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	boghdan2000	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
aquisition and expanding
Purpose of loan:
This loan will be used to? buy a lot of?couple of?toyota corrola 95-99 year range, recondition in our shop and because these are very good cars with miladge running arround 33mpg (4 cil eng) are in high demand from our customers with kids arround 15-16 witch will need a first car soon. we are operating these type of used older corollas for the last 3-4 years and is a very sustainable part of our business. We also have a computer service clientelle witch generates half of our revenue with basichaly no? initial investment, we are skilled engineers and we recondition and revive almost everything we get our hands on.

My financial situation:
I am a good candidate for this loan because? we are very credit worthy we have a good credit history never been late in the last 20 years a single payment, we've got excelent credit score and we know that that's why this loan will be used as an oportunity of expanding we actually are very cash positive so we are going to try to get 5.5% for 3 years, I know you won't get rich lending money to us but the risk is minimal and what can I say it beats keeping money in a CD :). Please feel free to ask us any questions you want.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422628
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$250.90

Auction yield range:	11.18% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1995	Debt/Income ratio:	42%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Retired
Now delinquent:	0	Total credit lines:	23	Length of status:	19y 6m
Amount delinquent:	$0	Revolving credit balance:	$30,849	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	investment-scrutinzer	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I wantPaying off Credit Cards
Purpose of loan:
This loan will be used to is to consolidate loans? My credit card companies is going up on my rate the end of month and I want to close those loans.

My financial situation:
I am a good candidate for this loan because I am retired military and a disable veteran.? My income is fixed.? I like auto payments around middle of month.

Monthly net income: $ 4,079 and does not include my spouse

Monthly expenses: $
??Housing: $ 1396
??Insurance: $ 150
??Car expenses: $ 635
??Utilities: $ 280
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 650
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422634
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1985	Debt/Income ratio:	27%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$15,736	Occupation:	Professional
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	coin-commander	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Digging my way out!
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422640
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$102.57

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2001	Debt/Income ratio:	41%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$7,376	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	meteoric-currency	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit card balance
Purpose of loan:
This loan will be used to pay off my credit card that has an extremely high interest rate.????

My financial situation:
I am a good candidate for this loan because i have a history of making my payments on time.? i have a few bumps in the road but i'm very responsible and take my bills very seriously.? I've also been employed by the same company for almost 2 years.? I have a solid work ethic and just need help reducing this credit card.

Monthly net income: $ I make anywhere from 1800.00 a month to 2200.00 a month depending on Overtime that is available.

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $?450.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 5500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422646
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.06%	Starting borrower rate/APR:	22.06% / 24.32%	Starting monthly payment:	$286.66

Auction yield range:	8.18% - 21.06%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	14.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1994	Debt/Income ratio:	18%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	10y 4m
Amount delinquent:	$0	Revolving credit balance:	$6,492	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bowser1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	640-660 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	680-700 (Oct-2008) 680-700 (Apr-2008) 640-660 (Mar-2008) 640-660 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
to pay off all high intrest debt
Purpose of loan:
This loan will be used to?? get out from under a bad loan and pay off all current debt

My financial situation:
I am a good candidate for this loan because? i have??good credit?and?borrowed $10,000 from prosper in the past and paid it back early.i dont pretend to know the credit rating system but i pulled my reports this morning and it is a 712 transunion, 699 equifax and 691 experian. again i dont know?how or were prosper comes up with there scores but that is what my 3 scores are as of this morning. my scores have dropped since my last loan at prosper?mainly(i believe) because of 3 new acoounts in the last 15 months were opened. ?i have a small business(stable of 2 race horses)?. i would like to expand someday but with this high interest debt hanging over me i cannot. the banks now days are raising rates even though i pay on time and always more thant the minimum. i took a personal loan out that i thought was a good rate at 9.9 percent only to find out it was an introductory offer and the current rate is 29.99% and still going up. i pay 350 a month on this one loan of which only 125 goes toward principal.
i pay my bills on time and have only been late with a payment once around christmas time 3 yrs ago. it was a hectic christmas and forgot to send it in. it was made up the following month but was still reported as delinguent. i thank you in advance for considering and or funding my loan.? thanks

NOTE TO BIDDERS:? I HAVE STARTED MY LISTING AT A HIGH INTEREST RATE IN HOPE IT WILL GET BID DOWN. I WOULD STRONGLY HAVE TO CONSIDER EXCEPTING ANY FINAL RATE OVER 15.9% AS THAT IS THE LOWEST CREDIT CARD RATE I WOULD BE PAYING OFF AND THE HIGHEST? BEING?29.99%????????THANK YOU AGAIN?

THANK YOU AGAIN.
Monthly net income: $ 5500( $3,500 from main employment and $2,000 from business after expenses)

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 150
??Car expenses: $ 200 for gas and maintence
??Utilities: $ 55
??Phone, cable, internet: $?75
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans:?500 to be paid off with prosper loan?
??Other expenses: $ 1,200 for business stuff( as noted above business makes about 2000 a month net)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422652
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,240.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$336.40

Auction yield range:	17.18% - 26.00%	Estimated loss impact:	19.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1979	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,937	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vigorous-worth	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Additional capital for start-up bus
Purpose of loan:
We are asking for a loan to add to our personal funds to capitalize a start-up investment company.

My financial situation:
I?financially support myself though?some investments?I have made throughout my lifetime.?

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 0.00, the house?was?paid in full.
??Insurance: $?100
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $ 85
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 150
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422658
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2003	Debt/Income ratio:	26%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,559	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	BankerBryan	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting My Own Business
Purpose of loan:
This loan will be used to start my own office cleaning business.

I started looking for a job in May and I've done everything possible to put myself out there, I followed every tip I could find on the Internet, I used my professional network, I put my resume on every site, I check about 20 job posting sites every day, and I applied for ... I don't know how many jobs. I've tried to keep track on a log that I made so I knew where my resume was going and at one point I realized that I had applied for over 50 jobs in a 6 week period.

So what should I do if I can't find a job - Make my own job!

Research and Feasibility:

I am very fortunate to have a relative who has owned his own cleaning business for over 30 years who has agreed to advise me on this start up.

I have $8,000 in savings and while I could use that, I want to keep it in savings so I have something to fall back on. If I succeed, I will be able to repay the loan with no problem as my total debt to income ratio will be less than 20%. If the business does not succeed, I will be able to pay it off immediately.

If you want to follow my business, please check the blog I've started (I will try to keep it updated as much as possible) http://mycleanadventure.blogspot.com/
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422670
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	8.18%	Starting borrower rate/APR:	9.18% / 11.28%	Starting monthly payment:	$478.25

Auction yield range:	8.18% - 8.18%	Estimated loss impact:	7.16%
Lender servicing fee:	1.00%	Estimated return:	1.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1996	Debt/Income ratio:	26%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$7,964	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	christifa	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Cards-
Purpose of loan:
consolidate high intrest credit cards
My financial situation:
I am a good candidate for this loan because i have a great job and i have a stable income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422676
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$102.57

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	14 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	39	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$11,668	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$100,000+
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	dlzhk	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-720 (Jul-2008)
Principal balance:	$1,965.40	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Expanding my Exising Law Firm
Purpose of loan:
This loan will be used to expand my law firm.??I will be leasing office space and will need some?capital for that purpose.??

My financial situation:
I am a good candidate for this loan because I have been averaging about $11,500 in gross revenues for the past year.? My costs are low and I have been paying back my current Prosper loan on time.

Monthly net income: $ 8,500????

Monthly expenses: $
??Housing: $ 3700
??Insurance: $ 100
??Car expenses: $ 100?
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 800
??Clothing, household expenses $?50
??Credit cards and other loans: $ 400
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422682
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1980	Debt/Income ratio:	20%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	19 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$12,834	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	level11	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,750.00	< mo. late:	0 ( 0% )	560-580 (Jul-2008) 560-580 (May-2008)
Principal balance:	$1,062.78	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying off Chase Credit Card
Purpose of loan:
This loan will be used to? pay off and cancel my high interest Chase credit card.

My financial situation:
I am a good candidate for this loan because? currently I am working two jobs, one is a full time day position that pays me a salary plus commission.? The other job is a restaurant job that pays me hourly plus tips (that exceed my hourly wage and as an added bonus, lets me eat for free.)? I intend to pay a little more than the minimum payment each month (to ensure a timely and pain/worry free process.)? I have had two loans with Prosper and have never missed a payment.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 362.5
??Insurance: $ 99.00
??Car expenses: $ 285.00
??Utilities: $ 0
??Phone, cable, internet: $0
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422698
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.73%	Starting borrower rate/APR:	23.73% / 26.02%	Starting monthly payment:	$175.91

Auction yield range:	8.18% - 22.73%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1999	Debt/Income ratio:	19%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$11,083	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	blue-ingenious-gain	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reduce rate on my credit cards
Purpose of loan:
This loan will be used to?
pay off credit cards
My financial situation:
I am a good candidate for this loan because?
I make my payments on time each month and try to pay more than the minimum payment.
Monthly net income: $ 2500

Monthly expenses: $ 1410
??Housing: $ 480
??Insurance: $ 30
??Car expenses: $
??Utilities: $ 150
??Phone, cable, internet: $100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422700
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$175.79

Auction yield range:	14.18% - 15.00%	Estimated loss impact:	14.65%
Lender servicing fee:	1.00%	Estimated return:	0.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2000	Debt/Income ratio:	32%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$14,560	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	determined-worth0	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
WEDDING
Purpose of loan:
This loan will be used to complete payments on remaining wedding expenses.

My financial situation:
I am a good candidate for this loan because income/expense ratio is satisfactory,? I've survived the recession layoffs meaning my employement is secure, and I'm financing a wedding firming my stance as a stable candidate.

Monthly net income: $ 4916

Monthly expenses: $
??Housing: $ 850????
??Insurance: $?40
??Car expenses: $ 80
??Utilities: $ 125
??Phone, cable, internet: $ 160
??Food, entertainment: $
??Clothing, household expenses $ 15
??Credit cards and other loans: $ 350
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422706
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$188.38

Auction yield range:	17.18% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1995	Debt/Income ratio:	27%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$18,469	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	SnL_Posh_Studios	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off higher interest Credit
Purpose of loan:

The purpose of this loan is to pay off higher interest credit and installment debt.??

Credit card companies have taken advantage of the recession and we happen to be on of the many. We need to pay off?one credit card and pay down an installment loan to half because both companies?raised our rates because they could. Welcome to life :)

My wife and I are both gainfully employed and are fully able to pay this loan. We have a responsibility to our lenders and we will make this payment on-time until it is paid in full.??We?earn a combined annual income of $70,000 - 80,000. We own our own home, and have lived in this residence?for the past 1.5 years and are current on all of our debts and responsibilites.

This is a win for you (the investor) as we make our payments on-time and will?be an opportunity?for you to help a family get out of a?unfortunate?situation.?

We will use this money to pay off and reduce these debts:??

Bank of America: $4800 (paying this in full)?? 27.00%
Aqua Finance: $3200 (paying the balance to half)?? 21.00%

Again, thank you for your consideration of this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422718
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.88%	Starting borrower rate/APR:	12.88% / 15.02%	Starting monthly payment:	$168.18

Auction yield range:	4.18% - 11.88%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1992	Debt/Income ratio:	50%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$58,819	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	new-vivid-wampum	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off an IRS debt
Purpose of loan:
This loan will be used to pay down an IRS tax debt.?

My financial situation:
I am a good candidate for this loan because I pay my bills on time.? I do utilize a lot of credit but I have a great history of on time payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422722
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1994	Debt/Income ratio:	46%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	15y 1m
Amount delinquent:	$0	Revolving credit balance:	$58,921	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	stewdaddy76	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
need help with medical/dental bills
Purpose of loan:
This loan will be used to?
medical/denta for my wie
My financial situation:
I am a good candidate for this loan because?
i pay my bills before all else, just need some help, medical/ dental cost are killing me, she has been sick for some time
Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 80
??Car expenses: $ 150
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 700
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422724
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$82.06

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1987	Debt/Income ratio:	32%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	13y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,221	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Critter1963	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$2,342.07	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Debt consolidation and Lift Chair
Purpose of loan:
This loan will be used to? Credit Card Consolidation and A lift Recliner for my?Mother.????????

My financial situation:
I am a good candidate for this loan because? It is very?important for me?to pay my bills on time.? I have worked at the same job for over 13 years which shows dedication and stability.? I take my financial obligations seriously.? I make sure my bills are paid?first and on time.? I have a previous Prosper loan and every payment has been paid on time and I have never missed a payment.?

Monthly net income: $ 2398

Monthly expenses: $
??Housing: $ 582.50
??Insurance: $ 102.50
??Car expenses: $?308
??Utilities: $ 100
??Phone, cable, internet: $ 83
??Food, entertainment: $?160
??Clothing, household expenses $?40
??Credit cards and other loans: $ 15
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422728
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,200.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.11%	Starting borrower rate/APR:	22.11% / 24.38%	Starting monthly payment:	$198.89

Auction yield range:	8.18% - 21.11%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1997	Debt/Income ratio:	36%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	13y 6m
Amount delinquent:	$0	Revolving credit balance:	$30,945	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	delight598	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	680-700 (Latest)
Principal borrowed:	$8,500.00	< mo. late:	0 ( 0% )	720-740 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Home repairs
Purpose of loan:
This loan will be used to??for general home repairs and improvements.? I endured very high energy bills during the Winter of 2008/09 due to very low insualtion levels in the attic?(2") and no insulation under?my house in the crawl spaces.? The plan is to have the attic, and crawl spaces in my house fully insulated in September and October.? I would?also like to have all of my?pipes fully prepared for the Winter months.? I have a very old home and it is vulnerable to?the Winter months.? I would also like to replace a?French door in my kitchen and replace the windows in my kids rooms.
My financial situation:
I am a good candidate for this loan because?I have a good job with a good rising income.? I have been with my employer now?since March?1996 and?have been in my current position as the Court Administrator?since 2000.? Every year?since 2000 I have recieved bonuses of 5% or more each?November.? That is the highest merit raise within our city government.

I have had a good payment history and I am just now getting to where things are tight and I am falling behind.? In?March when I purchased my new house my credit score was 720.? Due to the amount that I pay in child support and debt from my divorce settlement of 2007 it has been difficult to do much needed home repairs and improvements.?

I can repay a loan with reasonable monthly payments.

Please consider my application and you will not be disappointed.
Thank you.

Thank you.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422734
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,750.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.99%	Starting borrower rate/APR:	28.99% / 31.35%	Starting monthly payment:	$157.13

Auction yield range:	17.18% - 27.99%	Estimated loss impact:	19.63%
Lender servicing fee:	1.00%	Estimated return:	8.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1988	Debt/Income ratio:	5%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	19	Length of status:	1y 0m
Amount delinquent:	$14,153	Revolving credit balance:	$3,893	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	18	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	generous-community	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Internet Marketing Business
Purpose of loan:
This loan will be used to leverage my new internet business to maximize my income stream and enable me to eliminate my debt as quickly as possible.

My financial situation:
I am a good candidate for this loan because I am passionate about my business and will stop at nothing in order to be successful.

Monthly net income: $4,106

Monthly expenses: $
??Housing: $1,288
??Insurance: $130
??Car expenses: $110
??Utilities: $135
??Phone, cable, internet: $130
??Food, entertainment: $375
??Clothing, household expenses $90
??Credit cards and other loans: $132
??Other expenses: $1,200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422746
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.61%	Starting borrower rate/APR:	26.61% / 28.94%	Starting monthly payment:	$1,015.41

Auction yield range:	8.18% - 25.61%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	11 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	33	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$142,323	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	fairness-treaty	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
RATHER GIVE $ TO YOU THAN CREDIT CO
I'd rather give my money to you than these unscrupulous credit card companies who raise rates and lower credit lines for NO REASON in order to rip us off! This loan will be used to pay off the worst of these credit card companies. I own my own home and have a secure and steady income as a registered nurse. I own my own company and independently contract with home health agencies, surgery centers and physicians. I have a recession proof career in that people are still getting sick and need health care providers. I have maintained an EXCELLENT credit rating for years and only recently with their unscrupulous tactics has my credit rating been reduced to GOOD. I have a healthy savings account and retirement plan. I am a good candidate for this loan because I am a responsible credit worthy individual with a secure source of income. This is a win win opportunity. I look forward to assisting you achieve your investment goals while simultaneously achieving my debt elimination goals.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422748
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$90.61

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1995	Debt/Income ratio:	55%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	68	Length of status:	8y 1m
Amount delinquent:	$8,746	Revolving credit balance:	$7,328	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	DebtFreeof2	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	660-680 (May-2008)
Principal balance:	$1,736.08	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Final Catch Up from Surgery
Final Catch up since I was out on Disability for some medical issues and got behind. A low rate to catch things up would be great! Please Help?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422752
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1997	Debt/Income ratio:	Not calculated
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,121	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	truth-star	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 600-620 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Catch up rent, pay off credit cards
Purpose of loan:
This loan will be used to??Catch up rent and pay off credit used while?out of work.? Back to work now, much better salary, and just received excellent 6 week performance eval.????? PLEASE NOTE, the large majority of my family and friends are here in MD, which doesn't have lender status with Prosper at the current time, so that is why I don't have friends/family bids.

My financial situation:
I am a good candidate for this loan because? Single, not responsible for anyone else's debt.? No vices ie drinking or gambling.? Work all scheduled shifts and OT if available.? Live alone with dog and provide physical but not monetary support to 87 year old mother.?

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 40
??Car expenses: $ 450 payment plus gas
??Utilities: $ 207
??Phone, cable, internet: $ 175
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $350
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422754
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.43%	Starting borrower rate/APR:	28.43% / 30.79%	Starting monthly payment:	$311.97

Auction yield range:	11.18% - 27.43%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1972	Debt/Income ratio:	17%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	22 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$22,280	Occupation:	Executive
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	61%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	garwest	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 93% )	700-720 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 7% )	680-700 (Jun-2008) 680-700 (Mar-2008) 660-680 (Dec-2007)
Principal balance:	$3,512.28	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Property Tax and Child Tuition
Purpose of loan: This loan will be use to pay current Real Estate Taxes and the remainder of my Daughter's Tuition for her Senior year in College.

My financial situation: I am a good candidate for this loan because I have become successful with a mortgage broker. With the indepenced he allows me and the timely way he pays my earnings, I am able to generate an average of $10,000 per month. I intend to remain in this position for the rest of my career. I sold a business at a distress price some years ago and we are still rebuilding reserve cash. Our family is on the verge of turning the corner to recovery from a disastrous financial period from that transaction. This loan will allow us to continue and finalize this healing. This loan will be deeply appreciated.

Monthly net income: $?10,000?
Monthly expenses:

Housing: $ 2,100??
Insurance: $ 500??
Car expenses: $ 500???
Utilities: $ 225??
Phone, cable, internet: $ 150??
Food, entertainment: $ 500??
Clothing, household expenses $ 400??
Credit cards and other loans: $ 1,000??
Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422760
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.18%	Starting borrower rate/APR:	12.18% / 14.31%	Starting monthly payment:	$399.60

Auction yield range:	11.18% - 11.18%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1986	Debt/Income ratio:	19%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	12y 0m
Amount delinquent:	$0	Revolving credit balance:	$862	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	highroi	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	720-740 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-680 (Apr-2008) 660-680 (Mar-2008) 660-680 (Oct-2007) 680-700 (Sep-2007)
Principal balance:	$1,230.89	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Reinvesting in Prosper
Purpose of loan:
This loan will be used to
reinvest in Prosper.
My financial situation:
I am a good candidate for this loan because I have no debt and income is more than sufficient to meet loan payments.?

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $?750
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 49
??Food, entertainment: $ 600
??Clothing, household expenses $?150
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422766
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$300.38

Auction yield range:	11.18% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1987	Debt/Income ratio:	44%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	22y 1m
Amount delinquent:	$0	Revolving credit balance:	$36,323	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	shammyadams	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$3,402.61	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying off high debt
Purpose of loan: Debt consolidation loan: If I am fortunate enough to receive a loan I am going to use the funds to pay off a current Prosper Loan that has a high interest rate (30%).? I will use the remainder of the loan to pay off other high rate debt.

My financial situation:
I am a good candidate for this loan because I have had a Prosper Loan for approximately 18 months.? I have never been late or missed a payment on this loan or any of my other debts.

Monthly net income: $ 9908

Monthly expenses: $
??Housing: $ 1304
??Insurance: $ 98
??Car expenses: $ 0
??Utilities: $ 210
??Phone, cable, internet: $ 150
??Food, entertainment: $ 1000
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 2000
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422772
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$72.49

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1993	Debt/Income ratio:	30%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	39	Length of status:	1y 11m
Amount delinquent:	$21,308	Revolving credit balance:	$2,940	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	121%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tropicalgal	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-720 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Paying off bills and saving money!
Purpose of loan:
I was recently divorced and took on credit card debt from the divorce.? The purpose of this loan is to pay off this debt, cut up the credit cards, throw them away and never use them again.? Right now I am paying anywhere from 11-22% interest rate and it's killing me!? I need to lower?my interest rate and my monthly payment in this area.
My financial situation:
I am a good candidate for this loan because I have a job in management that is a steady paying job.? I pay my bills on time.? I just sold my house and am renting to save more money per month so I am working in all aspects of my life to make it better for both myself and my kids for our futures.? I want to be able to save for their college funds.

Monthly net income: $ 3700 with child support and my expense check

Monthly expenses: $
??Housing: $?1300
??Insurance: $ 120
??Car expenses: $ 380
??Utilities: $?180
??Phone, cable, internet: $ 190
??Food, entertainment: $?400
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 334 - This is what I need to lower!!!!
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422778
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$519.98

Auction yield range:	8.18% - 14.00%	Estimated loss impact:	8.31%
Lender servicing fee:	1.00%	Estimated return:	5.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1997	Debt/Income ratio:	25%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$28,740	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	thetrom	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	700-720 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	660-680 (Apr-2008)
Principal balance:	$4,307.47	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off 3 Chase credit cards. The goal here is to pay less monthly on this loan than the three minimum payments combined of the Chase cards.

My financial situation:
I am a good candidate for this loan because I am current with all my payments and have a good job with a software company in WA

Monthly net income: $ 7250

Monthly expenses: $
??Housing: $ 1715
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $?250
??Food, entertainment: $?300
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 2000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422786
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1996	Debt/Income ratio:	55%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$15,864	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	tremendous-dough4	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CC Payoff-Endorsed by $25K Lender
Purpose of loan:
This loan will be used to pay off three credit cards, my entire revolving balance. I am currently listed as high risk, but I?m confident this is a result of my current utilization percentage. The 3 DQs occurred several years ago due to initial confusion as my wife and I combined our finances. A Prosper loan will lower further interest paid to the credit card companies and increase my credit score. I would even consider a slightly higher rate for the convenience of a single payment.??

My financial situation:
Currently I am an agent with my father?s insurance agency, earning a good salary with great job security. ?Cards to be paid off:?????????????????
????????????????Balance??????????? Rate???????????????? Min Payment
#1???????????? $8,175????????????? 18.34%???????????? $198
#2???????????? $6,000????????????? 18%????????????????? $150
#3???????????? $835???????????????? 21.84%???????????? $35?

Endorsements:One of my best friends will be endorsing my listing. As a PA resident he is prohibited from bidding on my loan.? His portfolio includes over 500 loans with over $25,000 in invested on Prosper.? I have no intention of letting him or my lenders down. His only other Prosper endorsement maintains a perfect payment history. Thank you.? Monthly net income: $2,480?
Monthly expenses:
Housing: $918
Auto: $360
Phone: $100
Food: $200
Credit cards: $383
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422788
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$235.58

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1984	Debt/Income ratio:	11%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	23y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,605	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	mrnorske	Borrower's state:	Minnesota	Borrower's group:	ValueMyCollection.com
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	23 ( 100% )	640-660 (Latest)
Principal borrowed:	$10,500.00	< mo. late:	0 ( 0% )	660-680 (May-2008) 640-660 (Apr-2008) 720-740 (Nov-2007) 640-660 (Apr-2007)
Principal balance:	$2,270.49	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Need to consolidate bills
Purpose of loan:?Our credit rating does not reflect our true financial picture. We are very responsible people.?We've always paid our bills, and we have paid both prosper loans we had in the past, in fact we paid them off early.???We need to consolidate some bills so our monthly obligations will go down and we can pay these debts off in a set amount of time.? My wife's mother was recently put on Hospice services due to a life threatening condition. She is in heart failure and renal failure. The photo on this listing is Donna's mom with her grandsons. She was given 6 months to live the beginning of May.? We were in a difficult position because we had donated Donna's van 2 years ago because we just weren't using it much. However, with her mother ill, she's been driving back and forth everyday to her mother's house to help care for her in her last months. Her mother lives 26 miles away, so you can imagine the miles!? We had to get Donna a car because school is starting and our son is back in college. She had been borrowing his car all summer. We found her a really nice 2000 Ford Focus, fully loaded and it runs great.? However, the added expense is putting a strain on our budget.? If we could consolidate our car loan with some credit cards, and some hospital bills, we could get our budget back under control.

My financial situation:?We have really pulled ourselves out of the fire this past year and a half, partially in part to the prosper loan we got last year.? We are finally in a place where we can meet our obligations, but we just don't have anything saved.? This loan won't burden us?, we would be able to make the payments without?much strain on our budget.? We really appreciated the last loan we got, and are hoping for another chance to prove ourselves. We were able to refinance our home in January this year so that saved us over $300.00 a month alone!!? With that savings we've been able to pay off some smaller debts.

My monthly budget:
Mortgage/rent: $?930.00 (includes tax, insurance)????
Insurance: $ 113.00 (cars)
Car expenses: $?150.00 (gas, higher now with Donna driving 60 mile round trip every day. It will diminish in the future.)
Utilities: $140
Phone, cable, internet: $ 120
Food, entertainment: $ 400
Credit cards and other loan payments: $100.00
Other expenses: $
---------------------------------------
Total monthly expenses: $ 1953.00 approximately

Income: Gross monthly income: $ 4,000.00 +
( I work in a manufacturing plant with mandatory overtime. My pay can fluctuate with more overtime. My base salary is $3,900.00 each month, but I usually get more overtime, and that makes my average monthly income the $4,300.00.)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422792
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$543.64

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-2002	Debt/Income ratio:	30%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$430	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	revenueologist1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Smart Investments
I have studied real estate for two years. I am directly connected to an incredible network of real estate investors who practice throughout the Chicago Land area. I mentor with four investors who own twenty-four properties[multi-family, Single families] units in Chicago and suburbs. I have learned to minimize my risks in many ways. Purpose of loan:
This loan will be used to invest in a real estate property. The house is located in a very nice neighborhood. This venture is assured to be profitable due to a large margin. We structure our deals to be profitable weather we sell or rent our properties.
My financial situation:
I am a good candidate for this loan because I will make the payments without a problem. I have the stability and security of a job as a bilingual teacher whose position is in high demand. I also have very little monthly expenses compared to my income. I believe in living within my means and I am saving most of my money to put it to spend it in wise investments.

Monthly net income: $ 2600
Monthly expenses: $ 345
? Food, entertainment: $ 100
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 120
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422794
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,250.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$147.02

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1989	Debt/Income ratio:	4%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	13	Length of status:	2y 2m
Amount delinquent:	$777	Revolving credit balance:	$62	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	10%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	databaseguy	Borrower's state:	NewHampshire	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 86% )	600-620 (Latest)
Principal borrowed:	$2,950.00	< mo. late:	2 ( 14% )	520-540 (Jun-2008) 520-540 (Nov-2007) 520-540 (Aug-2007) 520-540 (Jul-2007)
Principal balance:	$2,122.74	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Existing Prosper - Improving Credit

My financial situation:

Existing Prosper loan with reliable payment record.

Substantial disposable? income

Low DTI

Consistently improving credit

More than 20 years continuous employment in my field, more than 2 years at my current job

I?ve completed four IT certifications in the last year, and I want to complete four more in the next six months. I want to keep improving my skills to keep my income up and my job secure.

My credit score improved 80 points since my previous Prosper loan was taken out, and I'm building new credit while repairing my problems from 5-6 years ago. These were one-time problems stemming from a divorce.?

Purpose of Loan:

??? Pay off?prior delinquencies?- $777
??? Career training - Oracle OCP certification - required class - $1800
????Career training - Red Hat Certified Technician certification - Training materials - $573

Monthly net income: $ 5030

Monthly expenses:
????Housing: $ 900
????Insurance: $ 260 (Health & Auto)
????Car expenses: $ 140 (car paid off, just gas&oil)
????Phone, cable, internet: $ 145
????Food, entertainment: $ 425
????Clothing, household expenses $ 125
????IRS payment plan? $300
??? Existing Prosper loan $134?

Total expenses: ??? $ 2429

Amount remaining monthly to pay new Prosper loan: $ 2601

Thank you very much for reviewing my loan request!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422800
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1987	Debt/Income ratio:	30%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	17y 11m
Amount delinquent:	$0	Revolving credit balance:	$7,821	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bettybam	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	740-760 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	740-760 (Jul-2009) 700-720 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
100% PAID BY MARCH 2010
Purpose of loan:This loan will be used to? pay off open credit cards that are in my name only.. and pay off a personal loan in the amount of $ 7,000.00.?? to be able to make 1 payment a month instead of 8.? I would like to obtain a debt consolidation loan?and clean up my own mess..? Please!!! Please!!??At this point?I am not picky about the interest rate...?
Paying off these items will help my husband & i obtain funding when our son goes off to college in 2010..?

My husband & I will be married 25 years in the year 2013.? My goal is to get myself financially able to purchase him a 1966 Ford Mustang as a surprise Annverisary present.? by obtaining this loan, I will be able to roll some items into one payment instead of 8..

the only reason is show up as HR is because of a business credit card that shows up in my name too..? It is always maxed out and paid every month.

thank you?

My financial situation:
I am a good candidate for this loan because? my husband pays for all the household expenses that are in both of our names..
We own a?our own business?and he brings home approx $120,000.?Monthly net income: $ 2500 mine? 12500 combined
Monthly expenses: $???
Housing: $???2,100?
?Insurance: $? 150??
Car expenses: $? 530???
Utilities: $? 300?
?Phone, cable, internet: $??250?
?Food, entertainment: $? 500?
?Clothing, household expenses $? 150?
?Credit cards and other loans: $??810.00?
??Other expenses: $? 100??? (out of all these expenses i pay for 1,000 out of my check)
My 1st loan with proper was paid off in 6-7 months..? and this on will be paid in full by March. 2010.?

Thank you all for believing in me.

Welcome back Prosper!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422806
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$144.97

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1997	Debt/Income ratio:	38%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$12,318	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	6
Screen name:	associate283	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff CC bill
Purpose of loan:
My goal is to payoff this loan with a lower % because my current cc interest rate is high.
My financial situation:
I'm responsable making my payments on time, never late. I hope to get this big help from you.

Monthly net income: $2300.00

Monthly expenses: $
??Housing: $700.00
??Insurance: $80.00
??Car expenses: $150.00?
??Utilities: $included in rent?
??Phone, cable, internet: $56.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $50.00
??Credit cards and other loans: $700.00
??Other expenses: $0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422812
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$424.52

Auction yield range:	17.18% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	9	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,176	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0
Screen name:	DarkStar-Investments	Borrower's state:	Illinois	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Student Loan Debt
Purpose of loan:
This loan will be used to consolidate several student loans and some credit card debt that were acquired during the completion of my Masters of Business Administration Degree.? I am expecting to increase my income in the next few months but as a recent grad in a down economy I could use some help getting out of debt.

My financial situation:
I am a good candidate for this loan because I have bright prospects as a recent MBA graduate.? I believe in fulfilling commitments and honoring contracts entered.? While my status as an HR might suggest otherwise, I do not consider myself as a credit risk.? The HR status is related to some financial immaturity on my part when I first graduated as an undergraduate four years ago.? I've become a very different person since then, but there does not seem to be a place in credit scores to take that into consideration.? If there is any other concern you perspective lender should know that I have assets available to me if needed to meet the obligations I am entering into.? I prefer not to liquidate them if I can avoid it.

Monthly net income: $ 2000

Monthly expenses: $ 600
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 50
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422824
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$305.52

Auction yield range:	17.18% - 21.00%	Estimated loss impact:	26.19%
Lender servicing fee:	1.00%	Estimated return:	-5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1999	Debt/Income ratio:	24%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	30	Length of status:	3y 0m
Amount delinquent:	$775	Revolving credit balance:	$1,311	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	charlynnmarie	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-660 (Jun-2008) 640-660 (May-2008)
Principal balance:	$2,073.13	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Deck and Landscaping
Purpose of loan:
This loan will be used to? place a deck and new landscaping on my home.
The project is $11,000.00 and I have the $3,000.00 currently in my bank account.

My financial situation:
I am a good candidate for this loan because? I have tried very hard to rebuild my credit after my children were born.? I was in the hospital while pregnant for 4 1/2 months, and on bedrest the remainder of the time.? I am very financially stable with a great job and more then enough income.
My credit states that there is one past due account.? I have disputed that with the credit bureau, as that is not accurate.?? LET ME HELP YOU MAKE MONEY.

Monthly net income: $ 6000 + Child Support of $1,449.00

Monthly expenses: $
??Housing: $ 830
??Insurance: $ 111
??Car expenses: $?530
??Utilities: $ paid for by roomate
??Phone, cable, internet: $ paid for by roomate
??Food, entertainment: $ 150
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422830
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-2001	Debt/Income ratio:	24%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,200	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	reddolphin	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-620 (May-2008)
Principal balance:	$234.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Consolidate debt
Purpose of loan:
This loan will be used to?

Consolidate credit card debt that resulted from losing my home and belongings to a fire and having to replace clothing, necessary items, and living in a motel for three months. I do own my land, no house left on it due to fire, but own, free and clear, 3.2 acres.

My financial situation:
I am a good candidate for this loan because?

I pay my bills on time and see financial responsibility as being very important. I have another prosper loan that is near paid off and have never paid a payment late or missed one.

Monthly net income: $ 1528.00

Monthly expenses: $ 1315.00- not including insurance
Housing: $ 250.00 split rent with father in law
Insurance: $ 75 per month, pay it 6 months at a time. Not due until December.
Car expenses: $ 100.00
Utilities: $ 200.00
Phone, cable, internet: $ 65 for cell phone.? $100 for internet and satellite.
Food, entertainment: $ 200.00 per month.
Clothing, household expenses $ 100.00
Credit cards and other loans: $ 300.00 (this will be eliminated with the loan)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422836
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$205.07

Auction yield range:	4.18% - 13.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2002	Debt/Income ratio:	11%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,140	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	greg8103	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	740-760 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	760-780 (Aug-2009) 760-780 (Apr-2008)
Principal balance:	$6,188.32	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Investor 2

Hello Everyone,

The proceeds of the first Prosper loan I invested in a diversified portfolio of bonds & so far have been doing well.

I plan to use?the loan 2 in order to use leverage and take advantage of current mess in the financial markets and invest in companies that currently underperforming, but have a lot of potential as financial markets improve. I plan to use the funds in order to buy the following bonds:????

ALLIED CAP CORP NEW CUSIP: 01903QAB4, the Company primarily invests in debt and equity securities of private companies. The bond has rating B1/BB rating, however in last 6 months stock is up 287%.??

REALOGY CORP CUSIP: 75605EAW0 a franchiser of real estate brokers. The Bond has Ca/C rating, but it has been aggressively cutting costs and should see increase in revenue as markets rebound.??

My financial situation:I am a good candidate for this loan because:

1) I have almost perfect credit and no a lot of debts.
2) Even after the loan my ratio of assets to debts would be 6 to 1.?
3) I have about 800 dollars left over after expenses + 2 loans a month.
4) I can always sale the bonds in order to?meet loan obligations if I lose my job.
5) I have 10 months of sitting in cash reserve.?
6) I plan to buy a real estate in the near future & last thing I need is a bad credit.

Thank you for investing in me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422842
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1998	Debt/Income ratio:	91%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	2y 7m
Amount delinquent:	$378	Revolving credit balance:	$12,236	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	alluring-balance	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Nursing School
I am a highly ambitious, driven individual pursuing a degree as a Registered Nurse in an accelerated highly demanding 15-month BSN program at a local University. My parents are deceased, I have no other living relatives and my attempts to secure private student loans required a co-signer and I have no qualified friends or family. As a result of the severe nursing shortage, this is an exceptional opportunity for me to secure a career in an extremely demanding profession where I will have numerous opportunities immediately upon graduating to secure full-time employment. I currently hold a stable secure part-time position as the Executive Assistant to the owner of a thriving home health supplemental staffing company. They have been extremely supportive of my endeavors to become a Registered Nurse and have even offered me a full-time position upon graduation. Up until 2 years ago I maintained an excellent credit rating and was successful in the Real Estate market boom. I co-signed for my then fianc?e for a time share. I later discovered that he was delinquent on the account. Although I have since brought them current, the derogatory information remains on my credit bureau reports. Upon graduation my plan is to restore my previous A paper credit rating. I am a responsible, credit worthy individual and would greatly appreciate your help to achieve my career goal while at the same time providing an excellent investment opportunity for yourself. Thank you in advance for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422848
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$278.32

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1992	Debt/Income ratio:	15%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	33y 1m
Amount delinquent:	$0	Revolving credit balance:	$4,933	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	112%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	briteday	Borrower's state:	Colorado	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 100% )	620-640 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	600-620 (Feb-2008) 700-720 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Allen Organ for Home Practice
Hi!? Thank you for looking at my request for a Prosper loan!? This will be to finish purchasing an Allen Organ, Protege model, as a home practice instrument.? I am an organist at my church, and have moved to a new home which is now about 18 miles from church.? I have already paid $9700 on it, and would like to finance the balance so I can get it in my home sooner to practice and save the long drive.

I have stable employment, have been with the same employer for over 30 years, and make a good income.? I appreciate your consideration of this request.

Monthly Net Income: $5,600
(not including overtime)

Monthly expenses: $4,989

Housing: $3,660
insurance: $ 178
Car payment: $338
Utilities: $200
Cable, Internet $138
Food, entertainment $375
Clothing, household expenses $100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422854
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$131.58

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1987	Debt/Income ratio:	37%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	17 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$56,290	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	credit-bee	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF CREDIT CARDS
Purpose of loan:
This loan will be used to pay off and pay down some credit card debt.?

My financial situation:
I am a good candidate for this loan because I have?always?paid my credit card bills on time and have?never been late. It wasn't until this past?September 2009 when I had my credit limits greatly reduced and?interest rates raised ridiculously high that I decided to give this?peer to peer lending concept a try. All I ask is to get a reasonable interest?rate so that I can pay off these credit cards within 3 years.

Monthly net income: $ 2600.00

Monthly expenses: $
??Housing: $600?
??Utilities: $?50
??Phone, cable, internet: $ 50
??Food, entertainment: $ 80
??Clothing, household expenses $ 60

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422878
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1997	Debt/Income ratio:	34%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$8,217	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	6
Screen name:	soulful-fund8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
i need a loan to remodel my store
Purpose of loan:
This loan will be used to? remodel my salon????

My financial situation:
I am a good candidate for this loan because? have good credit with excellent payment history and carry no balance on my credit cards

Monthly net income: $ 5800

Monthly expenses: $?180
??Housing: $ 400????
??Insurance: $ 80????
??Car expenses: $ 0
??Utilities: $?79
??Phone, cable, internet: $ 49
??Food, entertainment: $?100
??Clothing, household expenses $?100
??Credit cards and other loans: $ 0
??Other expenses: $ 120
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422882
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 14.97%	Starting monthly payment:	$32.92

Auction yield range:	4.18% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2002	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$23,839	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	exchange-gondola0	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card
Purpose of loan:
This loan will be used to? pay off an outstanding credit card balance that the rate just went up on. Then close the account.

My financial situation:
I am a good candidate for this loan because? I am never late with payments and am trying to give up all but one credit card.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422884
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$332.55

Auction yield range:	11.18% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1980	Debt/Income ratio:	67%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	22 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	25y 8m
Amount delinquent:	$0	Revolving credit balance:	$36,575	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	thrilling-marketplace	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off charge cards
Purpose of loan:
This loan will be used to pay off charge card balnaces. I ama good candidate because I always pay my bills. I hav ejust had an ilnees which affected my balances on my charge cards.
My financial situation:
I am a good candidate for this loan because?

Monthly net income: $? 4423

Monthly expenses: $
??Housing: $ 500
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $ 100?
??Credit cards and other loans: $ 2000?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422888
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$270.97

Auction yield range:	17.18% - 22.00%	Estimated loss impact:	26.25%
Lender servicing fee:	1.00%	Estimated return:	-4.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	26	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$40,791	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	durable-payment	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
INVENTORY
Purpose of loan:
This loan will be used to? BUY INVENTORY FOR CSTORE

My financial situation:
I am a good candidate for this loan because? I HAVE BEEN IN BUSINESS FOR 8YEARS

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422890
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,975.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$373.08

Auction yield range:	11.18% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1990	Debt/Income ratio:	23%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	67	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$16,799	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	DenverCapital	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	700-720 (May-2008) 720-740 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
Payoff Autoloan on 2005 Truck
Purpose of loan:
I will use the proceeds from this loan to pay off the current loan on my 2005 Toyota Tundra Quad Cab.? My current payment is $525 a month, so this loan will allow me to lower my monthly payment approximately $150 a month to use to pay off other high interest debt.

My financial situation:
My credit profile and income show that this is a loan that is well within my means to payoff.? I anticipate being able to pay this loan in full sooner than 36 months.? I have borrowed through Prosper before and paid off the first note in 5 months.

Monthly net income: $ 7500

Monthly expenses: $?6536
??Housing: $ 1781
??(Med, Life, and Auto ) Insurance: $?$710
??Car Loans / expenses: $ 990 (reduced by $150 with funding on this note)
??Utilities: $ 360
??Phone, cable, internet: $ 250
??Food, entertainment: $ 750
??Clothing, household expenses $ 250
??Credit cards and other loans: $?750?
??Student Loans: $595
? Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422896
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1993	Debt/Income ratio:	32%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	22 / 22	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	45	Length of status:	22y 2m
Amount delinquent:	$2,044	Revolving credit balance:	$57,205	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	JWCAPITALINVESTMENTS	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Mar-2008) 780-800 (May-2007) 740-760 (Feb-2007) 720-740 (Jan-2007)
Principal balance:	$3,048.37	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Paying Revolving Credit
Purpose of loan:
This loan will be used to pay off credit cards that I will no longer use. Interest rates are too high.

My financial situation:
I am a good candidate for this loan because I'm an established professional worker. I am a responsible person that pays his bills on time. If you fund my loan, the loan payments are guaranteed?

Monthly net income: $16800.00

Monthly expenses: $?7290
??Housing: $1288?
??Insurance: $?226
??Car expenses: $?1226
??Utilities: $?290
??Phone, cable, internet and ADT Security: $260?
??Food, entertainment: $?1000
??Clothing, household expenses $500
??Credit cards and other loans: $ 2500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422906
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$231.74

Auction yield range:	11.18% - 16.00%	Estimated loss impact:	10.37%
Lender servicing fee:	1.00%	Estimated return:	5.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-2004	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$9,745	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	newmom08	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College Debt Consolidation
Purpose of loan:
This loan will be used to?
Consolidate our high interest credit cards that were used to help us finish up college. I graduated in Aug. 08 and my husband just graduated June 09. The credit cards are a total of some expenses from school, relocating out of state, and to hold us over while getting jobs.
My financial situation:I just recently picked up a high school girls coaching job, and my husband has a part time job as well. He is also being interviewed by many different police departments for a police officer position, so we anticipate our financial future to greatly increase from where it is now. I also receive farm royalties from mineral rights that I inherited in Colorado. Over the past year, we have received an average of $1200 a month, and this is expected to grow over time because of a recent expansion in the operations. But, I only put the $1200 a month as part of my income, and does not include any income from my husband's job. We are also living with my in-laws right now to help us out while we transition to a new job. We are expecting my husband to have a police job offer within the next 3 months. Once he gets the job, he will then be making approximately $55000 a year, in addition to what I currently make.
I am a good candidate for this loan because? We are good honest people that just need some help to consolidate our credit cards while we transition into better jobs and better financial situations. My husband and I have never had a late payment on anything.

Monthly net income: $ 3200 (with my husband's income) Monthly expenses: $
?? Housing: $ 0 ( we currently live with my husband's parents, and remember this with utilities, cable/internet, food, etc.)
??Insurance: $ 90
??Car expenses: $320
??Utilities: $ 0
??Phone, cable, internet: $ 80
??Food, entertainment: $ 200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 100
??Other expenses: $500 Charity: $350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422908
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.08%	Starting borrower rate/APR:	9.08% / 11.17%	Starting monthly payment:	$79.59

Auction yield range:	3.18% - 8.08%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1996	Debt/Income ratio:	39%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$26,727	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	korotw	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	760-780 (Latest)
Principal borrowed:	$5,597.00	< mo. late:	0 ( 0% )	720-740 (Aug-2008) 680-700 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
Pay off high interest card
Purpose of loan:
This loan will be used?to pay down one card with a 14.99% interest rate

My financial situation:
I am a firefighter who was injured in November of 2006, two days before closing on our?house.? I was forced to resign from my second job, which was bringing home an additional 20K per year.? I was homebound for two and a half months, I used all of my sick time etc. and I didn't get a paycheck for two of those months.?
When I came back to work in February 2007 I was put on a 40 hour schedule, which I am still on due to staffing requirements.? We got over exteded.? Our house was a fixer upper and?I had planned to continue working two jobs.? ? I thought it would be 4-6 weeks and I would be back at the firehouse and my second job.. Nope!? its a year?later and I am still working a 40 hour week up at fire headquarters Monday thru Friday 9-5.? I schedule overtime when it is available and I am a photographer on the side.

Last year?off a prosper loan for $5500!

Monthly net income: $ 2136 (two income household, additional 2100 for second half of bills

Monthly expenses: $?(two income household...this is just my half of the bills..)
??Housing: $?633
??Insurance: $ 100
??Car expenses: $ 366 = gas?= $100
??Utilities: $?82.50
??Phone, cable, internet: $?32
??Food, entertainment: $?Grocery =?100
??Clothing, household expenses $ 0
??Credit cards and other loans: $?500
??Other expenses: $ Dog = 35
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422912
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$183.28

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1995	Debt/Income ratio:	14%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	18	Length of status:	7y 5m
Amount delinquent:	$378	Revolving credit balance:	$5,969	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	decisive-durability	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to?
much needed home improvement & to pay some bills
My financial situation:
I am a good candidate for this loan because I am responsible and will be able to pay back every month.

Monthly net income: $
4500.00
Monthly expenses: $
??Housing: $ 1400.00
??Insurance: $ 100.00
??Car expenses: $ 379.00
??Utilities: $ 50.00
??Phone, cable, internet: $
50.00??Food, entertainment: $?100.00
??Clothing, household expenses $ 25.00
??Credit cards and other loans: $ 100.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422918
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.80%	Starting borrower rate/APR:	26.80% / 29.13%	Starting monthly payment:	$407.18

Auction yield range:	8.18% - 25.80%	Estimated loss impact:	9.12%
Lender servicing fee:	1.00%	Estimated return:	16.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1986	Debt/Income ratio:	42%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	24 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	61	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$20,391	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	CTInvest	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards

My financial situation:
I am trustworthy and very diligent about paying my debts. I really need to get rid of all of my credit cards and just have one monthly payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422920
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1988	Debt/Income ratio:	33%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	13 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,582	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jrlrsh	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-660 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2009) 640-660 (Mar-2008)
Principal balance:	$3,539.92	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Roof repair for my elderly mother
Purpose of loan:
This loan will be used to?help my elderly mother get a roof put on her house.?

My financial situation:
I am a good candidate for this loan because?I make my payments on time and sometime before the due date.?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $ 135.00
??Car expenses: $ 40.00
??Utilities: $ 60.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 60.00
??Clothing, household expenses $ 60.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ 60.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422926
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.23%	Starting borrower rate/APR:	29.23% / 31.60%	Starting monthly payment:	$84.06

Auction yield range:	11.18% - 28.23%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1996	Debt/Income ratio:	28%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	16 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	44	Length of status:	1y 10m
Amount delinquent:	$196	Revolving credit balance:	$16,433	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	perk12	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	3 ( 23% )	660-680 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	10 ( 77% )	680-700 (Jun-2008)
Principal balance:	$3,487.53	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off credit card debt
Purpose of loan:
This loan will be used to pay off my corporate American express credit card debt.

My financial situation:
I am a good candidate for this loan because one of my primary life goals is to eliminate my past major credit card debt. I have been on a debt management plan for the past 2.5 years and am halfway through the program. I have made on time consistent payments through the program the entire time. I no longer have any credit cards other than my corporate Amex and have had to use that card for personal expenses. The balance on this card is currently due in full and I don't have any additional income to pay it off. In addition to my primary job, I am working a 2nd job on the weekends for some extra income.?

Monthly net income: $3800.00

Monthly expenses: $
??Housing: &1330.00
??Insurance: $0
??Car expenses: $ 0
??Utilities: $60.00
??Phone, cable, internet: $75.00
??Food, entertainment: $200
??Clothing, household expenses $200
??Credit cards and other loans: $1700
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422930
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1990	Debt/Income ratio:	19%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	16	Length of status:	3y 9m
Amount delinquent:	$501	Revolving credit balance:	$8,250	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	4
Screen name:	bold-fund-contributor	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? pay down the balance on American Express credit card. I had to put some dental work on this card.

My financial situation:
I am a good candidate for this loan because?I live at home with my parents and have no living expenses. My total expenses a month are about $600. In the past I did have some issues with my credit, but I have been working on my credit?and I have been responsible over the past 4 years, and paid all payments on time. I live at home and my mother makes sure that I pay all obligations on time.

Monthly net income: $
1900.00
Monthly expenses: $
??Housing: $ 0.0
??Insurance: $ 125.00
??Car expenses: $ 0.0
??Utilities: $ 0.0
??Phone, cable, internet: $ 25.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422932
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$437.32

Auction yield range:	11.18% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1988	Debt/Income ratio:	6%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	21y 10m
Amount delinquent:	$0	Revolving credit balance:	$13,687	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	thrifty-compassion	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used as "bridge" financing and to pay down credit card debt.? Right now, I am actively searching for a home to purchase.? I would like to find a home before the federal tax credit expires on December 1, 2009.? I have just enough cash reserves to cover the estimated down payment and closing costs.? As such, this $12,000 loan would be used to not only preserve my cash, but also to pay off credits cards.? The resultant higher availability on my revolving credit card debt could serve to improve my credit score and, thus, further lower the rate on my home purchase loan.? My original intention was to simply take-out a loan from my 401-K.? However, I learned today that I must wait at least 90 days to obtain such a loan.? Most likely by year-end, I will obtain a 401-K loan.? The proceeds from that loan will be used to bolster cash reserves for home improvements and very likely pay down, or pay off, this loan from Prosper.com.

My financial situation:
I am a good candidate for this loan because I have been employed as a bank examiner for the federal government since 1987.? My salary has steadily risen each year.? I have been pre-approved for a home purchase loan of up to $240K.? I could've easily qualified for more, but I do not want to pay more than $300K for a home, with the 20% down payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422936
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$123.09

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1993	Debt/Income ratio:	9%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Retired
Now delinquent:	0	Total credit lines:	12	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,892	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	proper-hope1	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get My Clunker Off The Road!
Let me start by introducing myself; I am a female, retired Army Veteran who served in Operation Iraqi Freedom 2003-2004. I was medically retired due to physical and emotional traumas received during combat. I have since been rated at 100% disabled by the Veteran's Administration and also by Social Security Disability. I receive a fixed income of $2820.00/month from the VA and $550/month from Social Security. I still value and live by the high moral and ethical standards that I lived by during my time in service to my country. This loan will be used to purchase a fuel-efficient vehicle for use as my "daily driver". ?I have been making every effort to "go green" and my horrible, diesel-chugging, exhaust-spewing beast of a truck is an embarrassment, a financial drain, and terrible for the environment! This 1995 F-350 Diesel truck had been originally purchased as a farm truck for my horse breeding business; it was only used occasionally to haul horses or hay long distances. Now that I have gotten out of the breeding business and separated from my husband, it is the ONLY vehicle I have, and so it is in use as my daily driver, much to my dismay! I am very interested in parking this beast and getting into a nice little older compact vehicle; unfortunately, in my price range, the vehicle I would buy would be older than any bank seems to be willing to finance. I looked carefully at the "Cash For Clunkers" program, and although my truck qualifies, I am very realistic about my fixed retirement income and know that adding a "new car payment" to the tune of $300-$450 per month is not something I would be comfortable committing to. At the interest rate of 28% or lower, $3000.00 over 3 years is approx. $100-$120/month; an amount I will be very comfortable paying each month. I pay about $240/month in DIESEL to fuel my truck right now, and with that truck parked, I estimate my fuel costs to be reduced by AT LEAST the $100-$120/month payment! My monthly expenses are: Mortgage: $1227.00/ mo. fixed Electric: $125.00/mo. avg. Phone: $115.00/mo. avg. Food: $300.00/mo. avg. Fuel: $240.00/mo avg. Utilities: $155.00/mo. avg. Student Loan: $145.00/mo. fixed Household Essentials: $65.00/mo. avg. Credit Card Payments: $60.00/mo. avg. Animal Care: $280.00/mo. fixed Incidentals/Savings/Emergency: $658.00/mo. avg. As you can see, I live a very frugal lifestyle, and the $240.00/month fuel cost significantly cuts into my available Incidentals/Savings/Emergency funds. My income is GUARANTEED and I will never lose income due to job loss, lay-off, or further disability. It is for this reason I consider myself an excellent risk, and implore you to consider my loan request. Thank you sincerely.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422942
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.51%	Starting borrower rate/APR:	28.51% / 30.87%	Starting monthly payment:	$145.74

Auction yield range:	11.18% - 27.51%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1985	Debt/Income ratio:	43%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	18 / 17	Employment status:	Retired
Now delinquent:	0	Total credit lines:	41	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$9,669	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	71%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	order-nucleus	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funding completion of College
Purpose of loan:
This loan will be used to help finance the completion of my bacholars degree that?has been a personal goal hasened only by financial issues for many years!?

My financial situation:
I am a good candidate for this loan because I will truly apprecaite the opportunity to complete the funding of my education and as a person who always pays his bills on time and most often pays significantly more than the minimum amount due?I will actually enjoy paying a debt that has such purpose to me.??

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422984
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	26	Length of status:	8y 1m
Amount delinquent:	$2,370	Revolving credit balance:	$2,873	Occupation:	Other
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	citydogmagazine	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 94% )	600-620 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	1 ( 6% )	640-660 (Mar-2008)
Principal balance:	$6,062.89	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Business loan for popular magazine
Purpose of loan:
This loan will be used to pay for the expansion of Seattle-based CityDog Magazine into an online environment.

My financial situation:
I am a good candidate for this loan because CityDog Magazine is in its fifth year of publication and has always broken even. I've been a Prosper borrower in the past and?am current on my loan payments.?Until acquiring a loan from Prosper members, I'd financed CityDog entirely myself, but the Prosper?loan helped me add an issue and expand into new markets, increasing gross revenue by 30%. With this loan request, I plan to develop the CityDog website to become a major source of revenue for the company.

Monthly net income: $4,000

Monthly expenses: $
??Housing: $1,400
??Insurance: $100
??Car expenses: $ 0
??Utilities: $200
??Phone, cable, internet: $250
??Food, entertainment: $200
??Clothing, household expenses $ 100
??Credit cards and other loans: $500
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422990
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$318.08

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	1 / 0	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	kindness-tempo	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cars for tax season
Purpose of loan:
This loan will be used to?buy 500 to 800 $ cars while they are cheap?

My financial situation:
I am a good candidate for this loan because? I pay my bills and have a very steady stream of income

Monthly net income: $ 4300 personal

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 300
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422996
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$148.65

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1985	Debt/Income ratio:	27%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	22y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,202	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	12%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	Spitfire2	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	720-740 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	740-760 (Jul-2009) 700-720 (Apr-2008)
Principal balance:	$3,175.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
RELIST: PAY PROSPER & DENTAL
Purpose of loan:

To pay off the hooligans at Chase who funded my dental work. My insurance has a $1000/max per year. Chase raised their interest rate to 29.99. I refuse to continue paying that kind of money to Chase. With the remainder, I will pay down my first Prosper loan.

My Current Prosper loan has been paid ahead and have never missed a payment.

My financial situation:

I am a good candidate for this loan because I have had impeccable credit and my wife and I have worked hard to maintain this. My wife and I are government employees - she with the state, me with the military, and have stable, secure jobs. I've been with the Dept of Defense for 23 years, she with the state for 5 years. We've worked extraordinarily hard to pay off nearly all our debt, and would like to get rid of Chase.

Monthly net income: $ 4600

Housing: $ 1000
Insurance: $ 205
Car expenses: $500
Utilities: $200
Phone, cable, internet: $200
Food, entertainment: $ 600
Clothing, household expenses $500
Credit cards and other loans: $800
Daycare $400/month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423008
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$166.86

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1986	Debt/Income ratio:	20%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	67	Length of status:	19y 9m
Amount delinquent:	$0	Revolving credit balance:	$14,163	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	supreme-reward4	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start new business
Purpose of loan:
This loan will be used to start a new business to support my daughter's entertainment career.? The loan will be used to finalized demo record in Nashville.??

My financial situation:
I am a good candidate for this loan because I have been employed full time for over 33 years, 30 of which has been in?a public safety postion in which I currently serve as the second highest ranking official.? Additionally, I have an established, successful business as a consultant and trainer in the homeland security arena working with local and state agencies as well as private industry.? I have?a great credit history with no late payments and?no negative impacts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423026
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$524.79

Auction yield range:	11.18% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2004	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,354	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	loot-injector4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
loan for small business
Purpose of loan:
This loan will be used to? purchase some?machines for repair service. I am a computer technician who is starting a small business to repair electronics. I need a lot of?machines and?paying monthly rents for an office.

My financial situation:
I am a good candidate for this loan because? I'm always paying my bills on time. I naver been late. and my credit score is excellent. I will have no problem paying this loan back on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423050
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.68%	Starting borrower rate/APR:	23.68% / 25.97%	Starting monthly payment:	$136.73

Auction yield range:	8.18% - 22.68%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$890	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	15%	Stated income:	$1-$24,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	0
Screen name:	enterprising-duty	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
phone died, car totaled. Help plz
Purpose of loan:
Catch up on my bills so I can concentrate on my business.

My financial situation:
I am a good candidate for this loan because even though I have been having problems recently and they seem to have cumulated quickly over the past 3 weeks I am determined to make this work and get financially?secure within 2 months.? I have to means to be a success but I am just getting started and unfortunately getting started is not an easy task.

Monthly net income: $

Monthly expenses: $
??Housing: $ 699
??Insurance: $ 149
??Car expenses: $ 136?
??Utilities: $ 60
??Phone, cable, internet: $ 218
??Food, entertainment: $ 250
??Clothing, household expenses $ 60
??Credit cards and other loans: $ 150
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423056
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$232.26

Auction yield range:	14.18% - 22.00%	Estimated loss impact:	15.69%
Lender servicing fee:	1.00%	Estimated return:	6.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1990	Debt/Income ratio:	36%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$32,540	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sunkizt	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	600-620 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	640-660 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Paying off my credit card
Purpose of loan:
This loan will be used to consolidate some credit card debt I have at a lower interest rate.

My financial situation:
I am a good candidate for this loan because I am responsible and will pay on time.? I used my credit cards for some medical expenses and to pay for classes, which was probably not the best decision, so I have been in the process of paying them off.? I paid off a previous prosper loan earlier this year, but now one of my cards has raised my interest rate to 29.99%.? I would like to be able to consolidate this debt at a lower rate and (hopefully) not give any more money to this one company.

Monthly net income: $ 2600

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 130
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 700? (cc)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423062
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$348.23

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1997	Debt/Income ratio:	29%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$14,971	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	77%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	crazy4mya	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	660-680 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	680-700 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards and cut them up!

My financial situation:
I am a good candidate for this loan because I have a stable work history with the same company for over?5 years and I'm in a field?that is unaffected by the economy.?

Monthly net income: $ 3300

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 100
??Car expenses: $ 500
??Utilities: $ 150
??Phone, cable, internet: $ 99
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423068
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2006	Debt/Income ratio:	13%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,101	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bold-urbane-dollar	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a motorcycle
Purpose of loan:
This loan will be used to purchase a motorcycle. I would like up the hobby of riding motorcycles. This always has been a dream of mine, and I recently came across a bike that is both a great starter bike, and a great value.

My financial situation:
I am a good candidate for this loan because of my income. I'm confident that I can make the monthly payments on this loan without any trouble. After expenses, I usually have around $700- $800/month. My credit is important to me, and I would not take on any additional debt that I didn't think I could reliably pay back.

Monthly net income: $ 1050

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 100
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 80
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 20
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423074
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	28.99%	Starting borrower rate/APR:	29.99% / 32.37%	Starting monthly payment:	$1,061.15

Auction yield range:	17.18% - 28.99%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	7y 8m
Amount delinquent:	$0	Revolving credit balance:	$26,161	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	DANP1267	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
REPLACE STORM DAMAGE TO OFFICE
Purpose of loan:
We need to upgrade our office equipment and signs.?

My financial situation:
I am a good candidate for this loan because my credit is great.? No one is loaning money now to small business and while i can survive without this loan it would sure help to have some extra working capitol.?? I am also a Prosper lender.? We are a busines with over four million in sales.? We did have a tough time last year in sales but things are picking up now.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423092
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$73.85

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1992	Debt/Income ratio:	9%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	36	Length of status:	10y 2m
Amount delinquent:	$10,994	Revolving credit balance:	$19,147	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	silver-starfish	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Very Short Loan
Purpose of loan:
This loan will be used to pay for the $1,000 deductable for the car accident i had 2 weeks ago plus a few hundred to get by on for the next few weeks till my paycheck comes in.? I came home the other day and my wife was gone and all of my accounts were cleaned out.? My car is at the body shop and ready to be picked up.

My financial situation:
I am a good candidate for this loan because i have no issue being able to pay this back.? I can pay it back next month as i recieve approx $8,000/ month after taxes.? I need a very short loan to get my car out and figure things out here.
Monthly net income: $8,000

Monthly expenses: $
??Housing: $2,500
??Insurance: $130
??Car expenses: $420
??Utilities: $200
??Phone, cable, internet: $150
??Food, entertainment: $1,000
??Clothing, household expenses $300
??Credit cards and other loans: $600
??Other expenses: $250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423098
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$101.48

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1998	Debt/Income ratio:	17%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,055	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	25	Homeownership:	No
Inquiries last 6m:	4
Screen name:	GOTTMILK8	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	660-680 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Debt Consolidation
Purpose of loan:
This loan is for debt consolidation. For paying off and closing credit cards.
My financial situation:
I am a good candidate for this loan because I obtained a loan from prosper last year of $4500.00 and paid it on time and paid it off early. I will do the same with this loan if obtained. I have taken good care of my credit in the past 2 years and will continue?to do so.

Monthly net income: $2958.00

Monthly expenses: $ 1010.00
??Housing: $ 590
??Insurance: $ 60
??Car expenses: $?500
??Utilities: $ 90
??Phone, cable, internet: $ 120
??Food, entertainment: $ 60
??Clothing, household expenses $ 10
??Credit cards and other loans: $?30
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423104
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$75.35

Auction yield range:	11.18% - 20.00%	Estimated loss impact:	10.48%
Lender servicing fee:	1.00%	Estimated return:	9.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1998	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,240	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	8%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	5
Screen name:	REDEEMED4HIM	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	700-720 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	700-720 (Jul-2009) 740-760 (Apr-2009) 720-740 (Aug-2008) 720-740 (Jul-2008)
Principal balance:	$5,219.18	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Helping Daughter Buy First Car
Purpose of loan:
This loan will be used to purchase a car for my daughter.

My financial situation:
I am a good candidate for this loan because my current Prosper loan has been paid on time for 19 months. I have been a Prosper lender for almost 3 years. My current credit score is 717. Previously my credit rating on Prosper was "A" and I have had no credit or payment issues since. Not sure why the change to "D" other than my DTI is inflated?due to it being calculated on my income alone. I assure you this is a guaranteed return on your money.

I appreciate your consideration.

Information in the Description is not verified.